The Global Government Plus Fund, Inc.

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Prospectus dated February 28, 1997
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The Global Government Plus Fund, Inc. (the Fund) is an open-end, non-diversified, management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. There is no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective by investing primarily in debt securities issued or guaranteed by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively "Governmental Entities") in the United States and in other countries and denominated in the currencies of such countries. The Fund's investment adviser will seek to achieve high dividends through management of yield, maturity and currency considerations affecting such securities. In particular, the Fund's investment adviser will select governmental debt securities which, in its judgment, will produce a high yield with currency stability relative to the U.S. dollar or have a combined yield, capital or currency appreciation potential to produce an overall return consistent with the Fund's objective. Under normal circumstances, at least 65% of the Fund's total assets will be invested in debt securities issued or guaranteed by Governmental Entities other than supranational entities and having a maturity of one year or more. The remainder of the Fund's assets is generally invested in obligations of Governmental Entities (including supranational entities) having a maturity of less than one year or in obligations of banks or corporations without limitation as to maturity. The Fund may also purchase and sell certain derivatives, including put and call options on securities and foreign currencies and engage in transactions involving futures contracts and options thereon, (including interest rate futures contracts, and currency futures) and forward currency exchange contracts to hedge its portfolio and to attempt to enhance return. See "How the Fund Invests--Investment Objective and Policies." THE FUND IS NON-DIVERSIFIED AND MAY INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ONE OR MORE ISSUERS. INVESTMENT IN A NON-DIVERSIFIED PORTFOLIO INVOLVES GREATER RISK THAN INVESTMENT IN A DIVERSIFIED PORTFOLIO. IN ADDITION, THE FUND MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN NON-INVESTMENT GRADE SECURITIES, WHICH MAY ENTAIL ADDITIONAL RISKS. There can be no assurance that the Fund's investment objective will be achieved. Investing in foreign government securities, options contracts and futures contracts and options thereon involves considerations and possible risks which are different from those ordinarily associated with investing in U.S. Government securities. See "How the Fund Invests--Risk Factors." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 28, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

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Investors are advised to read this Prospectus and retain it for future reference.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                 FUND HIGHLIGHTS

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      The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

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WHAT IS THE GLOBAL GOVERNMENT PLUS FUND, INC.?

      The Global Government Plus Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, non-diversified, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

      The Fund's investment objective is to seek total return, the components of which are current income and capital appreciation. It seeks to achieve this objective by investing primarily in debt securities issued or guaranteed by Governmental Entities in the United States and in other countries and denominated in the currencies of such countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in debt securities issued or guaranteed by Governmental Entities other than supranational entities and having a maturity of one year or more. The remainder of the Fund's assets is generally invested in obligations of Governmental Entities (including supranational entities) having a maturity of less than one year or in obligations of banks or corporations without limitation as to maturity. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 7.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

      Investing in securities issued by foreign governments involves considerations and risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. See "How the Fund Invests--Risk Factors--Foreign Investments" at page 15. The Fund may also engage in various hedging and return enhancement strategies, including derivatives, which may be considered speculative and may result in higher risks and costs to the Fund. The Fund may seek to protect and enhance dividend return through the use of options, futures and foreign currency transactions. See "How the Fund Invests--Risk Factors--Hedging and Return Enhancement Strategies" at page 17. In addition, the Fund may invest up to 10% of its total assets in securities rated below investment grade, but with a minimum rating of B, as determined by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P) or by another nationally recognized statistical ratings organization (NRSRO), or if unrated, deemed to be of equivalent quality by the investment adviser. Lower-rated securities are subject to a greater risk of loss of principal and interest. See "How the Fund Invests--Risk Factors--Medium and Lower-Rated Securities" at page
16. The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Fund. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders. See "Taxes, Dividends and Distributions" at page 22. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

WHO MANAGES THE FUND?

      Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of the Fund's average daily net assets up to US $1 billion, and .70 of 1% of such assets in excess of US $1 billion. As of December 31, 1996, PMF served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $55.8 billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the investment adviser or the Subadviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 18.

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WHO DISTRIBUTES THE FUND'S SHARES?

      Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .15 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares which is currently being charged at the annual rate of .75 of 1% of the average daily net assets of the Class B and Class C shares. Prudential Securities incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 19.

WHAT IS THE MINIMUM INVESTMENT?

      The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 25 and "Shareholder Guide--Shareholder Services" at page 36.

HOW DO I PURCHASE SHARES?

      You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values Its Shares" at page 21 and "Shareholder Guide--How to Buy Shares of the Fund" at page 25.

WHAT ARE MY PURCHASE ALTERNATIVES?

      The Fund offers four classes of shares:

        o Class A Shares:     Sold with an initial sales charge of up to 4% of
                              the offering price.

        o Class B Shares:     Sold without an initial sales charge but are
                              subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class
                              A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

        o Class C Shares:     Sold without an initial sales charge and, for one
                              year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

        o Class Z Shares:     Sold without either an initial or contingent
                              deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

      See "Shareholder Guide--Alternative Purchase Plan" at page 26.

HOW DO I SELL MY SHARES?

      You may redeem shares of the Fund at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 30.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

      The Fund expects to declare dividends of net investment income at least quarterly and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. The amount of income available for distribution to shareholders as ordinary income will be affected by any foreign currency gains or losses generated by the Fund upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Fund. See "Taxes, Dividends and Distributions" at page 22.

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                                  FUND EXPENSES

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                                        Class A Shares            Class B Shares            Class C Shares          Class Z Shares
                                        --------------            --------------            --------------          --------------

SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed
      on Purchases (as a percentage
      of offering price) .............       4%                        None                      None                    None


    Maximum Deferred Sales Load
      (as a percentage of original
      purchase price or redemption
      price, whichever is lower) .....      None             5% during the first year,           1% on                   None
                                                            decreasing by 1% annually        redemptions
                                                            to 1% in the fifth year and       made within
                                                             1% In the sixth year and           one year
                                                              0% in the seventh year*         of purchase

    Maximum Sales Load imposed on
      Reinvested Dividends ...........      None                       None                      None                    None

    Redemption Fees ..................      None                       None                      None                    None

    Exchange Fees ....................      None                       None                      None                    None

ANNUAL FUND OPERATING EXPENSES          Class A Shares**          Class B Shares            Class C Shares         Class Z Shares***
(AS A PERCENTAGE OF AVERAGE NET ASSETS) --------------            --------------            --------------         --------------

    Management Fees ..................      .75%                       .75%                      .75%                    .75%

    12b-1 Fees (After Reduction) .....      .15%++                     .75%++                    .75%++                  None

    Other Expenses ...................      .59%                       .59%                      .59%                    .59%
                                           ----                       ----                      ----                    ----
    Total Fund Operating Expenses
      (After Reduction) ..............     1.49%                      2.09%                     2.09%                   1.34%
                                           ====                       ====                      ====                    ====


EXAMPLE                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                              ------  -------  -------  --------
You would pay the following
expenses on a $1,000
investment, assuming (1) 5%
annual return and (2)
redemption at the end of
each time period:             Class A .......   $55     $85      $118     $211
                              Class B .......   $71     $95      $122     $122
                              Class C .......   $31     $65      $112     $242
                              Class Z .......   $14     $42       --       --

You would pay the following
expenses on the same investment,
assuming no redemption:       Class A .......   $55     $85      $118     $211
                              Class B .......   $21     $65      $112     $220
                              Class C .......   $21     $65      $112     $242
                              Class Z .......   $14     $42       --       --


The above example is based on data for the Fund's fiscal year ended December 31, 1996. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes an estimate of operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees.

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* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide -- Conversion Feature -- Class B Shares."

** Based on expenses expected to have been incurred if the Class A Distribution and Service Plan had been in existence throughout the fiscal year ended December 31, 1996.

*** Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended December 31, 1996.


+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed -- Distributor."


++ Although the Class A, Class B and Class C Distribution and Service Plans provide that the Fund may pay up to an annual rate of .30 of 1%, 1% and 1% of average daily net assets of the Class A, Class B and Class C shares, respectively, the Distributor has agreed to limit its distribution fee with respect to Class A, Class B and Class C shares of the Fund to no more than .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the fiscal year ending December 31, 1997. Total operating expenses without such limitation would be 1.64% for Class A shares, 2.34% for Class B shares and 2.34% for Class C shares. See "How the Fund is Managed -- Distributor.

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                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the indicated periods)
                                (Class A Shares)

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     The following financial highlights with respect to each of the five years in the period ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholders Services--Reports to Shareholders."

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                                                                            Year Ended December 31,
                                                      -----------------------------------------------------------------------
                                           1996       1995(c)     1994(c)     1993(c)     1992(c)     1991(c)     1990(c)
                                           ----       -------     -------     -------     -------     -------     -------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period .................  $   7.68    $   6.76    $   7.84    $   7.38    $   8.28    $   8.25    $   8.25
                                         --------    --------    --------    --------    --------    --------    --------

INCOME FROM INVESTMENT
  OPERATIONS

Net investment income .................       .56         .48         .45         .55         .67         .66         .59
Net realized and unrealized
  gain (loss) on investments
  and foreign currencies ..............       .28        1.13        (.97)        .74        (.70)        .09         .06
                                         --------    --------    --------    --------    --------    --------    --------
S Total from investment
    operations ........................       .84        1.61        (.52)       1.29        (.03)        .75         .65
                                         --------    --------    --------    --------    --------    --------    --------
LESS DISTRIBUTIONS
Dividends from net
  investment income ...................      (.67)       (.48)       (.23)       (.23)       (.67)       (.66)       (.59)
Distributions in excess of net
  investment income ...................      (.40)       (.21)       --          --          --          --          --
Distributions from net realized
  capital gains .......................      --          --          (.10)       (.54)       (.20)       --          --
Distributions in excess of
  net capital gains ...................      --          --          --          (.06)       --          --          --
Tax return of capital
  distributions .......................      --          --          (.23)       --          --          (.06)       (.21)
                                         --------    --------    --------    --------    --------    --------    --------
  Total dividends and distributions ...     (1.07)       (.69)       (.56)       (.83)       (.87)       (.72)       (.80)
                                         --------    --------    --------    --------    --------    --------    --------
Increase resulting from Fund share
  transactions ........................      --          --          --          --          --          --           .15
                                         --------    --------    --------    --------    --------    --------    --------
Redemption fee retained by Fund .......       .18        --          --          --          --          --          --
                                         --------    --------    --------    --------    --------    --------    --------
Net asset value, end of period ........  $   7.63    $   7.68    $   6.76    $   7.84    $   7.38    $   8.28    $   8.25
                                         ========    ========    ========    ========    ========    ========    ========

Market price per share, end
  of period ...........................     $ N/A    $  7.375    $  5.625    $   7.00    $   7.00    $   7.75    $   7.25
                                         ========    ========    ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN
 BASED ON(e):
  Market Price ........................       N/A       44.39%     (12.04)%     11.57%       1.25%      17.44%       8.04%
  Net asset value .....................     14.02%      25.14%      (5.62)%     18.38%      (0.08)%     10.45%      11.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .......  $125,637    $350,339    $308,703    $357,783    $336,780    $377,911    $376,722

Average net assets (000) ..............  $180,588    $342,741    $331,421    $361,374    $364,037    $364,072    $382,943

Ratios to average net assets:

  Expenses, including distribution fees      1.48%       1.05%       1.11%       1.07%       1.15%       1.29%       1.47%
  Expenses, excluding distribution fees      1.34%       1.05%       1.11%       1.07%       1.15%       1.29%       1.47%
  Net investment income ...............      6.45%       6.37%       6.21%       6.93%       8.36%       8.30%       7.40%

Portfolio turnover ....................        38%        203%        526%        441%        346%        267%        503%



                                                                July 31, 1987(a)
                                        Year Ended December 31,     through
                                        -----------------------   December 31,
                                          1989(c)     1988(c)       1987(c)
                                          -------     -------   ---------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period .................  $   8.95    $   9.86    $   9.27(d)
                                         --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS

Net investment income .................       .59         .64         .25
Net realized and unrealized
  gain (loss) on investment
  and foreign currencies
  transactions ........................      (.19)       (.35)        .75
                                         --------    --------    --------
  Total from investment
    operations ........................       .40         .29        1.00
                                         --------    --------    --------
LESS DISTRIBUTIONS
Dividends from net
  investment income ...................      (.59)       (.64)       (.25)
Distributions in excess of net
  investment income(e) ................      --          --          --
Distributions from net realized
  capital gains .......................      --          --          (.11)
Distributions in excess of
  net capital gains(e) ................      --          (.32)       --
Tax return of capital
  distributions(e) ....................      (.51)       (.24)       (.05)
                                         --------    --------    --------
  Total dividends and distributions ...     (1.10)      (1.20)       (.41)
                                         --------    --------    --------
Increase resulting from Fund share
  transactions ........................      --          --          --
                                         --------    --------    --------
Redemption fee retained by Fund .......      --          --          --
                                         --------    --------    --------
Net asset value, end of period ........  $   8.25    $   8.95    $   9.86
                                         ========    ========    ========

Market price per share, end
  of period ...........................  $   7.50    $  9.125    $  10.00
                                         ========    ========    ========
TOTAL INVESTMENT RETURN
 BASED ON(e):
  Market Price ........................     (5.87)%      3.83%      12.10%
  Net asset value .....................      5.52%       3.21%      10.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .......  $434,245    $469,141
                                                                 $513,225
Average net assets (000) ..............  $440,037    $488,462
                                                                 $499,539
Ratios to average net assets:

  Expenses, including distribution fees      1.59%       1.59%       1.75%(b)
  Expenses, excluding distribution fees      1.59%       1.59%       1.75%(b)
  Net investment income ...............      7.00%       6.87%       6.22%(b)

Portfolio turnover rate ...............       477%        452%         97%

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(a)   Commencement of investment operations.

(b)   Annualized.

(c) During these periods, the Fund operated as a closed-end investment company. Effective January 15, 1996, the Fund commenced operations as an open-end investment company. Accordingly, historical expenses and ratios of expenses to average net assets are not necessarily indicative of future expenses and related ratios.

(d)   Net of underwriting discount ($.70) and offering costs ($.03).



(e) Total investment return based on net asset value is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return based on market value was calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total return for periods of less than one full year are not annualized.

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                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the indicated periods)
                                (Class B and C Shares)

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      The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share and Class C share, respectively, of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

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                                                        Class B       Class C
                                                      ------------  ------------
                                                      January 15,   January 15,
                                                        1996(a)       1996(a)
                                                        through       through
                                                      December 31,  December 31,
                                                         1996          1996
                                                      ------------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..................  $ 7.72       $ 7.72
                                                         ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income .................................     .52          .52

Net realized and unrealized gain (loss) on investments
 and foreign currencies transactions ..................     .25          .25
                                                         ------       ------
 Total from investment operations .....................     .77          .77
                                                         ------       ------

LESS DISTRIBUTIONS
Dividends from net investment income ..................    (.63)        (.63)

Distributions in excess of net investment income ......    (.40)        (.40)

 Total dividends and distributions ....................   (1.03)       (1.03)
                                                         ------       ------

Redemption fee retained by Fund .......................     .18          .18
                                                         ------       ------

Net asset value, end of period ........................  $ 7.64       $ 7.64
                                                         ======       ======
TOTAL INVESTMENT RETURN(c): ...........................   12.86%       12.86%
                                                         ------       ------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................  $75          $13
Average net assets (000)...............................  $23          $ 8

Ratios to average net assets(b):
 Expenses, including distributions fees ...............    2.09%        2.09%
 Expenses, excluding distribution fees ................    1.34%        1.34%
 Net investment income ................................    5.85%        5.85%
Portfolio turnover ....................................      38%          38%


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(a)   Commencement of operations.

(b)   Annualized.

(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

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                              HOW THE FUND INVESTS

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INVESTMENT OBJECTIVE AND POLICIES

      THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL RETURN, THE COMPONENTS OF WHICH ARE CURRENT INCOME AND CAPITAL APPRECIATION. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THIS FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY.

      THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY OF THE FUND. FUNDAMENTAL POLICIES MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

      THE FUND ATTEMPTS TO ACHIEVE ITS OBJECTIVE BY INVESTING PRIMARILY IN DEBT SECURITIES ISSUED OR GUARANTEED BY GOVERNMENTS, SEMI-GOVERNMENTAL ENTITIES, GOVERNMENTAL AGENCIES, SUPRANATIONAL ENTITIES AND OTHER GOVERNMENTAL ENTITIES (COLLECTIVELY "GOVERNMENTAL ENTITIES") IN THE UNITED STATES AND IN OTHER COUNTRIES AND DENOMINATED IN THE CURRENCIES OF SUCH COUNTRIES. The Fund's investment adviser will seek to achieve high dividends through management of yield, maturity and currency considerations affecting such securities. In particular, the Fund's investment adviser will select governmental debt securities which, in its judgment, will produce a high yield with currency stability relative to the U.S. dollar or have a combined yield, capital or currency appreciation potential to produce an overall return consistent with the Fund's objective. Under normal circumstances, at least 65% of the Fund's total assets will be invested in debt securities issued or guaranteed by Governmental Entities other than supranational entities and having a maturity of one year or more. The remainder is generally invested in obligations of Governmental Entities (including supranational entities) having a maturity of less than one year and in obligations of banks or corporations without regard to maturity. See "Investment Objective and Policies" in the Statement of Additional Information.

      THE FUND WILL INVEST PRIMARILY IN INVESTMENT GRADE DEBT SECURITIES (I.E., THOSE RATED IN ONE OF THE FOUR HIGHEST RATING CATEGORIES BY MOODY'S, S&P'S OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO)), OR IN NON-RATED SECURITIES DETERMINED BY THE FUND'S INVESTMENT ADVISER TO BE OF EQUIVALENT QUALITY. THE FUND MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE, WITH A MINIMUM RATING OF B, BY EITHER S&P'S OR MOODY'S OR COMPARABLY RATED BY ANOTHER NRSRO, OR, IF UNRATED, DEEMED TO BE OF EQUIVALENT QUALITY BY THE INVESTMENT ADVISER. SEE "RISK FACTORS--MEDIUM AND LOWER-RATED SECURITIES" BELOW. UNDER NORMAL CIRCUMSTANCES, THE FUND INTENDS TO MAINTAIN INVESTMENTS IN AT LEAST THREE COUNTRIES (INCLUDING THE UNITED STATES). The Fund will not normally invest in securities denominated in a particular foreign currency, if immediately thereafter securities denominated in such currency would exceed 30% of the Fund's total assets unless, in the judgment of the investment adviser, the particular currency appears likely to appreciate significantly relative to the U.S. dollar. However, the Fund may invest up to 50% of its total assets in securities denominated in Japanese, British or German currencies. Under normal market conditions not more than 65% of the Fund's assets will be in U.S. dollar-denominated securities; however for temporary defensive and cash management purposes, the Fund may invest without limit in U.S. Treasury or other dollar-denominated debt securities or high-quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks and short-term obligations issued or guaranteed by the U.S. Government, its instrumentalities or agencies without regard to maturity. After reviewing the yields and maturities available on all eligible governmental investments and currencies, the investment adviser will consider other factors bearing on the selection of investments, such as the protection and enhancement of net asset value and maintenance of a varied, liquid, high quality portfolio.

      The Fund may invest up to 35% of its total assets in obligations of Governmental Entities (including supranational entities) having a maturity of less than one year and in obligations of banks or corporations without limitation as to maturity. See "How the Fund Invests--Corporate and Other Non-Government Debt Securities" below. The Fund may also engage in various strategies using derivatives, including the use of options on securities and currencies and futures contracts and options thereon. See "How the Fund Invests--Hedging and Return Enhancement Strategies" below.

     The Fund will maintain, under normal circumstances, an average maturity of between 3 and 15 years. in general, the average weighted maturity of the Fund's Portfolio is not expected to exceed 15 years; it is not likely to be less than 3 years except for temporary defensive purposes. The average maturity of the Fund's Portfolio will be actively managed in light of market conditions and trends. Generally, when the investment adviser expects interest rates to rise, the average maturity of the fund's portfolio will be shortened. Conversely, when the investment adviser expects interest rates to fall, the average maturity of the Fund's Portfolio will be lengthened.

      The Fund is a "non-diversified" investment company and may invest more than 5% of its total assets in the securities of one or more issuers. However, the Fund intends to limit its investments in the securities of any one bank or corporation, to 10% of its total assets at the time of purchase. Except for securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, the Fund will not invest 25% or more of its total assets at the time of purchase in the securities of a central government or a supranational issuer or, as to 50% of its assets, more than 5% in any one issuer. Investment in a non-diversified investment company involves greater risk than investment in a diversified investment company because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio.

U.S. GOVERNMENT SECURITIES

      THE U.S. GOVERNMENT SECURITIES IN WHICH THE FUND MAY INVEST INCLUDE U.S. TREASURY SECURITIES, SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, AND MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES.

U.S. TREASURY SECURITIES

      THE FUND MAY INVEST IN U.S. TREASURY SECURITIES, INCLUDING BILLS, NOTES, BONDS AND OTHER DEBT SECURITIES ISSUED BY THE U.S. TREASURY. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND
INSTRUMENTALITIES

      THE FUND MAY INVEST IN DEBT SECURITIES ISSUED OR GUARANTEED BY AGENCIES OR INSTRUMENTALITIES OF THE U.S. GOVERNMENT, INCLUDING, BUT NOT LIMITED TO, GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) AND FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) SECURITIES. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities.

      THE FUND MAY INVEST IN COMPONENT PARTS OF U.S. GOVERNMENT DEBT SECURITIES, NAMELY EITHER THE CORPUS (PRINCIPAL) OF SUCH OBLIGATIONS OR ONE OR MORE OF THE INTEREST PAYMENTS SCHEDULED TO BE PAID ON SUCH OBLIGATIONS. These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components; or
(iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not

U.S. Government securities. See "Investment Objective and Policies--Corporate and Other Non-Governmental Debt Obligations--Custodial Receipts" in the Statement of Additional Information.

      MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES

      THE FUND MAY INVEST IN MORTGAGE-BACKED SECURITIES AND OTHER DERIVATIVE MORTGAGE PRODUCTS, INCLUDING THOSE REPRESENTING AN UNDIVIDED OWNERSHIP INTEREST IN A POOL OF MORTGAGES, E.G., GNMA, FNMA AND FHLMC CERTIFICATES WHERE THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES GUARANTEES THE PAYMENT OF INTEREST AND PRINCIPAL OF THESE SECURITIES. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of the Fund's shares. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

      IN ADDITION TO GNMA, FNMA OR FHLMC CERTIFICATES THROUGH WHICH THE HOLDER RECEIVES A SHARE OF ALL INTEREST AND PRINCIPAL PAYMENTS FROM THE MORTGAGES UNDERLYING THE CERTIFICATE, THE FUND MAY ALSO INVEST IN CERTAIN MORTGAGE PASS-THROUGH SECURITIES ISSUED BY THE U.S. GOVERNMENT OR ITS AGENCIES AND INSTRUMENTALITIES COMMONLY REFERRED TO AS MORTGAGE-BACKED SECURITY STRIPS OR MBS STRIPS. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest -only or "I0" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

      The Fund will invest in both Adjustable Rate Mortgage Securities, which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities, which are collateralized by fixed-rate mortgages. See "Investment Objective and Policies" in the Statement of Additional Information. For purposes of the Fund's maturity limitation, the maturity of a mortgage-backed security will be deemed to be equal to its remaining maturity (i.e., the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages).

FOREIGN GOVERNMENT SECURITIES

      "FOREIGN GOVERNMENT SECURITIES" INCLUDE DEBT SECURITIES ISSUED OR GUARANTEED, AS TO PAYMENT OF PRINCIPAL AND INTEREST, BY GOVERNMENTS, SEMI-GOVERNMENTAL ENTITIES, GOVERNMENTAL AGENCIES, SUPRANATIONAL ENTITIES AND OTHER GOVERNMENTAL ENTITIES. The Fund may invest in the Foreign Government securities of developed countries and developing or emerging market countries including, among others, Canada, Chile, China, Columbia, the Czech Republic, Australia, Greece, Hong Kong, Indonesia, Israel, Japan, New Zealand, Portugal, Singapore, Austria, Belgium, Denmark, Finland, France, Ireland, Italy, Malaysia, the Netherlands, Norway, South Korea, Spain, Sweden, Switzerland, Thailand, United Kingdom and Germany. Foreign Government securities may be denominated in U.S. dollars or in foreign currencies (including debt securities of an issuer in any country denominated in the currency of another above-listed country).

      A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign Government securities" shall also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the fifteen member states of the European Union.

      Foreign Government securities shall also include mortgage-backed securities issued or guaranteed by foreign Government Entities including semi-governmental entities and Brady Bonds, which are long-term bonds issued by Government Entities in developing countries as part of a restructuring of their commercial loans. See "Investment Objective and Policies--Foreign Securities" in the Statement of Additional Information.

      RETURNS AVAILABLE FROM FOREIGN CURRENCY-DENOMINATED DEBT INSTRUMENTS CAN BE ADVERSELY AFFECTED BY CHANGES IN EXCHANGE RATES. THE FUND'S INVESTMENT ADVISER BELIEVES THAT THE USE OF FOREIGN CURRENCY HEDGING TECHNIQUES, INCLUDING "CROSS-CURRENCY HEDGES" MAY ASSIST, UNDER CERTAIN CONDITIONS, IN HELPING TO PROTECT AGAINST DECLINES IN THE U.S. DOLLAR VALUE OF INCOME AVAILABLE FOR DISTRIBUTION TO SHAREHOLDERS AND DECLINES IN THE NET ASSET VALUE OF THE FUND'S SHARES RESULTING FROM ADVERSE CHANGES IN CURRENCY EXCHANGE RATES. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-currency hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

      THE FUND MAY INVEST WITHOUT LIMITATION IN COMMERCIAL PAPER AND OTHER INSTRUMENTS WHICH ARE INDEXED TO CERTAIN SPECIFIC FOREIGN CURRENCY EXCHANGE RATES. The terms of such instruments provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such instruments with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such instruments entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

CORPORATE AND OTHER NON-GOVERNMENT DEBT SECURITIES

      THE FUND MAY INVEST IN CORPORATE AND OTHER NON-GOVERNMENT DEBT OBLIGATIONS OF DOMESTIC AND FOREIGN ISSUERS INCLUDING CONVERTIBLE SECURITIES AND (SUBJECT TO THE FUND'S MATURITY LIMITATIONS) IN INTERMEDIATE-TERM AND LONG-TERM BANK DEBT SECURITIES IN THE UNITED STATES AND IN FOREIGN COUNTRIES DENOMINATED IN U.S. DOLLARS OR IN FOREIGN CURRENCIES. ISSUERS ARE NOT LIMITED TO THE CORPORATE FORM OF ORGANIZATION. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.

      Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include both corporate and U.S. and foreign government securities. Pay-in -kind securities have their interest payable upon maturity by delivery of additional securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest payable at regular intervals. Certain debt securities are subject to call provisions. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular interest payment periods. See "Investment Objective and Policies--Other Corporate and Other Non-Government Debt Obligations" in the Statement of Additional Information.

      THE FUND IS PERMITTED TO INVEST IN ADJUSTABLE RATE OR FLOATING RATE DEBT SECURITIES, INCLUDING CORPORATE SECURITIES AND SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES, WHOSE INTEREST RATE IS CALCULATED BY REFERENCE TO A SPECIFIED INDEX SUCH AS THE CONSTANT MATURITY TREASURY RATE, THE TBILL RATE OR LIBOR (LONDON INTERBANK OFFERED RATE) AND IS RESET PERIODICALLY. Adjustable rate securities allow the Fund to participate in increases in interest rates through these periodic adjustments. The value of adjustable or floating rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable or floating rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments of similar maturities. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower net asset value until the coupon resets to market rates.

MONEY MARKET INSTRUMENTS

      The Fund may invest in high quality money market instruments, including, among others, commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may invest in money market instruments without limit for temporary defensive and cash management purposes. To the extent the Fund otherwise invests in money market instruments, it is subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

      REPURCHASE AGREEMENTS

      The Fund will enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund does not currently intend to invest in repurchase agreements whose maturities exceed one year. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the SEC. See "Additional Investment Policies--Repurchase Agreements" in the Statement of Additional Information.

      ILLIQUID SECURITIES

      The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

      The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's custodian will maintain, in a segregated account of the Fund, cash, U. S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit.

      BORROWING

      The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowing falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Fund to realize gains on securities held for less than three months. Because no more than 30% of the Fund's gross income may be derived from the sale or disposition of securities held for less than three months to maintain the Fund's status as a regulated investment company under the Internal Revenue Code, such gains would limit the ability of the Fund to sell other securities held for less than three months that the Fund might wish to sell. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

      Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.

      PORTFOLIO TURNOVER

      As a result of the Fund's investment policies, its portfolio turnover rate may exceed 100%, although the rate is not expected to exceed 250%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions (or mark-ups) and other transaction rates, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

HEDGING AND RETURN ENHANCEMENT STRATEGIES

      THE FUND MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of options, forward currency exchange contracts and futures contracts and options thereon (including interest rate futures contracts and currency futures and options thereon.) The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Additional Investment Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

      OPTIONS TRANSACTIONS

      THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES THAT ARE TRADED ON U.S. AND FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ATTEMPT TO ENHANCE RETURN OR TO HEDGE ITS PORTFOLIO INVESTMENTS. THESE OPTIONS WILL BE ON DEBT SECURITIES, AGGREGATES OF DEBT SECURITIES, FINANCIAL INDICES, U.S. GOVERNMENT SECURITIES (LISTED ON AN EXCHANGE AND OVER-THE-COUNTER, I.E., PURCHASED OR SOLD THROUGH U.S. GOVERNMENT SECURITIES DEALERS), FOREIGN GOVERNMENT SECURITIES AND FOREIGN CURRENCIES. The Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same type. See "Additional Investment Policies--Options on Securities" in the Statement of Additional Information.

      A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

      A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

      THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) maintains in a segregated account, cash, U.S. Government securities, equity securities or other liquid unencumbered assets, marked-to-market daily, in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. See "Additional Investment Policies--Options on Securities--Additional Risks of Options, Futures Contracts, Options on Futures Contracts and Forward Contracts" in the Statement of Additional

Information. THE FUND WILL NOT PURCHASE PUT OR CALL OPTIONS ON SECURITIES OR CURRENCIES IF, AS A RESULT THEREOF, THEIR VALUE WOULD EXCEED 5% OF THE FUND'S NET ASSETS.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS PORTFOLIO AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

      THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in or convertible into that currency or in a different currency (cross hedge). The Fund may also cross hedge its currency exposure under circumstances where the investment adviser believes that the currency in which a security is denominated may deteriorate against the dollar and that the possible loss in value can be hedged, return can be enhanced and risks can be managed by entering into forward contracts to sell the deteriorating currency and buy a currency that is expected to appreciate in relation to the dollar. Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross-hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. See "Additional Investment Policies--Forward Currency Exchange Contracts" in the Statement of Additional Information.

      THE FUND WILL NOT ENTER INTO FORWARD CONTRACTS TO PURCHASE OR SELL CURRENCY IF, AS A RESULT THEREOF, THE COST OF CLOSING ALL SUCH CONTRACTS EXCEEDS 5% OF THE FUND'S NET ASSETS.

      FUTURES CONTRACTS AND OPTIONS THEREON

      THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). These futures contracts and related options will be on debt securities, aggregates of debt securities, financial indices, U.S. Government securities, Foreign Government securities, foreign currencies and composite foreign currencies. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

      THE FUND MAY NOT PURCHASE OR SELL FUTURES CONTRACTS AND RELATED OPTIONS TO ATTEMPT TO ENHANCE RETURN OR FOR RISK MANAGEMENT PURPOSES, IF IMMEDIATELY THEREAFTER THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE FUND'S EXISTING FUTURES AND OPTIONS ON FUTURES AND PREMIUMS PAID FOR SUCH RELATED OPTIONS WOULD EXCEED 5% OF THE MARKET VALUE OF THE FUND'S TOTAL ASSETS. THE FUND MAY PURCHASE AND SELL FUTURES CONTRACTS AND RELATED OPTIONS WITHOUT LIMITATION, FOR BONA FIDE HEDGING PURPOSES IN ACCORDANCE WITH REGULATIONS OF THE CFTC (I.E., TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS). THE VALUE OF ALL FUTURES CONTRACTS SOLD WILL NOT EXCEED THE TOTAL MARKET VALUE OF THE FUND'S INVESTMENTS.

      Futures contracts and related options are generally subject to segregation and coverage requirements of the CFTC or the SEC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount at least equal to the Fund's obligations with respect to such futures contracts.

      THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than a specified futures contract, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

      THE FUND'S ABILITY TO ENTER INTO OR CLOSE OUT FUTURES CONTRACTS AND OPTIONS THEREON IS LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY. SEE "ADDITIONAL INVESTMENT POLICIES--FUTURES CONTRACTS--OPTIONS ON FUTURES CONTRACTS" AND "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

RISK FACTORS

      FOREIGN INVESTMENTS

      INVESTING IN SECURITIES ISSUED BY FOREIGN GOVERNMENTS INVOLVES CONSIDERATIONS AND POSSIBLE RISKS NOT TYPICALLY ASSOCIATED WITH INVESTING IN OBLIGATIONS ISSUED BY THE U.S. GOVERNMENT AND DOMESTIC CORPORATIONS. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

      THE FUND WILL INVEST IN FOREIGN GOVERNMENT SECURITIES DENOMINATED IN FOREIGN CURRENCIES. A CHANGE IN THE VALUE OF ANY SUCH CURRENCY AGAINST THE U.S. DOLLAR WILL RESULT IN A CORRESPONDING CHANGE IN THE U.S. DOLLAR VALUE OF THE FUND'S ASSETS DENOMINATED IN THAT CURRENCY. THESE CURRENCY FLUCTUATIONS CAN RESULT IN GAINS OR LOSSES FOR THE FUND. FOR EXAMPLE, IF A FOREIGN SECURITY INCREASES IN VALUE MEASURED IN ITS CURRENCY, AN INCREASE IN VALUE OF THE U.S. DOLLAR, RELATIVE TO THE CURRENCY IN WHICH THE FOREIGN SECURITY IS DENOMINATED CAN OFFSET SOME OR ALL OF SUCH GAINS. THESE CURRENCY CHANGES WILL ALSO AFFECT THE FUND'S YIELD, INCOME AND DISTRIBUTIONS TO SHAREHOLDERS. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable net investment income.

Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.

      The Fund's interest income from Foreign Government securities issued in local markets may, in some cases, be subject to applicable withholding taxes imposed by governments in such markets. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. Interest on Foreign Government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

      INVESTING IN THE FIXED-INCOME MARKETS OF EMERGING MARKET COUNTRIES INVOLVES EXPOSURE TO ECONOMIES THAT ARE GENERALLY LESS DIVERSE AND MATURE, AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY THAN THOSE OF DEVELOPED COUNTRIES. HISTORICAL EXPERIENCE INDICATES THAT THE MARKETS OF DEVELOPING COUNTRIES HAVE BEEN MORE VOLATILE THAN THE MARKETS OF DEVELOPED COUNTRIES. THE RISKS ASSOCIATED WITH INVESTMENTS IN FOREIGN SECURITIES, DESCRIBED ABOVE, MAY BE GREATER WITH RESPECT TO INVESTMENTS IN DEVELOPING COUNTRIES.

      MEDIUM AND LOWER-RATED SECURITIES

      The Fund may invest in medium grade securities (i.e., rated Baa by Moody's, BBB by S&P's or comparably rated by another NRSRO) and up to 10% of its total assets in lower-rated securities (i.e., rated lower than Baa by Moody's, lower than BBB by S&P's or comparably rated by another NRSRO) or in either case, if unrated, deemed to be of equivalent quality by the Fund's investment adviser. However, the Fund will not purchase a security rated lower than B by Moody's or S&P's or comparably rated by another NRSRO or if unrated, deemed to be of equivalent quality by the Fund's investment adviser. Securities rated Baa by Moody's, although considered investment grade, possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds. See "Appendix A--Description of Security Ratings" below.


      Generally, lower-rated securities and unrated securities of comparable quality, commonly referred to as junk bonds (i.e., securities rated lower than Baa by Moody's or BBB by S&P's or comparably rated by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower -rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The investment adviser, under the supervision of the Manager and the Directors, in evaluating the creditworthiness of an issuer whether rated or unrated, takes various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends and regulatory matters.

      In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

      Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

      Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the investment adviser will consider this event in its determination of whether the Fund should continue to hold the securities.

      During the fiscal year ended December 31, 1996, the monthly dollar weighted average ratings of the debt obligations held by the Fund expressed as a percentage of the Fund's total investments were as follows:

                                          PERCENTAGE OF
                            RATING      TOTAL INVESTMENTS
                            ------      -----------------
                           AAA/Aaa           76.76
                            AA/Aa             2.52
                             A/A              0.75
                           BBB/Baa           10.27
                            BB/Ba             6.31
                             B/B              1.45
                           CCC/Caa             --
                            CC/Ca              --
                           Unrated            1.93

      HEDGING AND RETURN ENHANCEMENT STRATEGIES

      PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES.THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts and foreign currencies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging techniques. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

      The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

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                             HOW THE FUND IS MANAGED

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      THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

      For the period ended December 31, 1996, the Fund's total expenses as a percentage of average net assets for Class A, Class B and Class C shares were 1.48%, 2.09% (annualized) and 2.09% (annualized), respectively. See "Financial Highlights." Until January 15, 1996, the Fund operated as a closed-end investment company.

MANAGER

      PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .75 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $1 BILLION AND .70 OF 1% OF SUCH ASSETS IN EXCESS OF $1 BILLION. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended December 31, 1996, the Fund paid management fees to PMF of .75% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.


      As of December 31, 1996, PMF served as the manager of 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies. These companies have aggregate assets of approximately $55.8 billion.


      UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.



     UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (PRUDENTIAL), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services.



      The Fund is managed by J. Gabriel Irwin and Simon Wells, who head a Global Fixed Income Group of PI. As a team, they have responsibility for the day-to-day management of the Fund's portfolio. Messrs. Irwin and Wells have been employed by PI and Prudential-Bache Securities (U.K.) Inc. since April 1995. Messrs. Irwin and Wells were previously employed by Smith Barney Global Capital Management Inc., where they worked together as Directors and senior members of the Investment Policy Committee and managed approximately $1.5 billion in institutional and mutual fund assets. Messrs. Irwin and Wells also serve as the portfolio managers of Prudential Intermediate Global Income Fund, Inc. and The Global Total Return Fund, Inc.

      PMF and PIC are wholly-owned subsidiaries of Prudential, a major diversified insurance and financial services company.

DISTRIBUTOR

      PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE FUND'S SHARES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

      UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, (COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

      Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

      UNDER THE CLASS A PLAN, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSET VALUE OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution related fees payable under the Class A Plan to
 .15 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1997.


      UNDER THE CLASS B AND CLASS C PLANS, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B and Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B and Class C shares; provided that the total distribution-related fee does not exceed .75 of 1%. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class B and Class C Plans to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1997. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."


      For the fiscal period ended December 31, 1996, the Fund paid distribution expenses of .15%, .75% (annualized) and .75% (annualized) of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

      Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and initial sales charge of one class will not be used to subsidize the sale of another class.

      Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any plan if it is terminated or not continued.

      In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

      The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

      On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

      Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

      In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

      For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.

      The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

      Prudential Securities may act as a broker and/or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

      Prudential Mutual Fund Services LLC (PMFS) Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

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                         HOW THE FUND VALUES ITS SHARES

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      THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

      Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

      The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

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                       HOW THE FUND CALCULATES PERFORMANCE

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      FROM TIME TO TIME THE FUND MAY ADVERTISE ITS "YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) IN ADVERTISEMENTS OR SALES LITERATURE. YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-Shareholder Services--Reports to Shareholders."

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                       TAXES, DIVIDENDS AND DISTRIBUTIONS

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      Taxation of the Fund

      THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

      Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be a return of capital to you, reducing your basis in your Fund shares. See "Dividends and Distributions" below.

      The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. The Fund may be permitted to "pass through" to shareholders the right to take credits against federal income taxes or deductions in respect of foreign taxes paid by the Fund. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

      In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each fiscal year and at October 31 of such fiscal year, such investments held by the Fund will be required to be "marked-to -market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short -term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


      TAXATION OF SHAREHOLDERS

      Any dividends out of net taxable investment income, together with distributions of short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. CERTAIN GAINS OR LOSSES FROM FLUCTUATIONS IN EXCHANGE RATES (SECTION 988 GAINS OR LOSSES) WILL AFFECT THE AMOUNT OF ORDINARY INCOME THE FUND WILL BE ABLE TO PAY AS DIVIDENDS. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.


      The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


      Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


      WITHHOLDING TAXES. Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of taxable dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W -9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

      DIVIDENDS AND DISTRIBUTIONS

      The Fund expects to declare dividends of net investment income at least quarterly and make distributions at least annually of any net capital and currency gains. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fee applicable with respect to Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of capital gains will be in the same amount for each class of shares. See "How the Fund Values its Shares."


      DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE PAYMENT DATE AND RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE PAYMENT DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year.

      As of December 31, 1996, the Fund had a capital loss carryforward for federal income tax purposes of approximately $3,166,900 which will expire in 2002. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward amount.

      WHEN THE FUND GOES "EX-DIVIDEND," ITS NAV IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) FOR A CAPITAL GAIN DISTRIBUTION, THE PRICE YOU PAY WILL INCLUDE THE DISTRIBUTION. SUCH DISTRIBUTIONS, ALTHOUGH IN EFFECT A RETURN OF INVESTED PRINCIPAL, ARE SUBJECT TO FEDERAL INCOME TAXES. ACCORDINGLY, PRIOR TO PURCHASING SHARES OF THE FUND, AN INVESTOR SHOULD CAREFULLY CONSIDER THE IMPACT OF CAPITAL GAINS DISTRIBUTIONS WHICH ARE EXPECTED TO BE OR HAVE BEEN ANNOUNCED.

      Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK

      THE FUND WAS INCORPORATED IN MARYLAND ON APRIL 20, 1987 UNDER THE NAME "THE GLOBAL GOVERNMENT PLUS FUND, INC." AS A CLOSED-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY. THE FUND OPERATED AS A CLOSED-END FUND PRIOR TO JANUARY 15, 1996. ON DECEMBER 6, 1995, SHAREHOLDERS APPROVED OPEN-ENDING THE FUND AND THE FUND HAS OPERATED AS AN OPEN-END FUND SINCE JANUARY 15, 1996. THE FUND IS AUTHORIZED TO ISSUE 2 BILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, CONSISTING OF 500 MILLION CLASS A SHARES, 500 MILLION CLASS B SHARES, 500 MILLION CLASS C SHARES AND 500 MILLION CLASS Z SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.


      The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares.

Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

      THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS FOR EXAMPLE THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OF THE FUND OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

      This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                                SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

      YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are to be offered to a limited group of investors at net asset value without any sales charge commencing on or about March 17, 1997. See "Alternative Purchase Plan" and "How the Fund Values its Shares."


      The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

      Application forms can be obtained from PMFS, Prudential Securities, Prusec or a selected dealer (Class A only). If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

      The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

      Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

      Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

      PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: The Global Government Plus Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B, Class C or Class Z shares).


      If you arrange for receipt by State Street Bank and Trust Company of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time) on a business day, you may purchase shares of the Fund as of that day.


      In making a subsequent purchase order by wire, you should wire State Street Bank and Trust Company directly and should be sure that the wire specifies The Global Government Plus Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

      THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                  ANNUAL 12B-1 FEES
                                 (AS A % OF AVERAGE
            SALES CHARGE           DAILY NET ASSETS)      OTHER INFORMATION
            ------------         -------------------      -----------------
CLASS A   Maximum initial        .30 of 1% (currently  Initial sales charge
          sales charge of 4%     being charged at a    waived or reduced for
          of the public          rate of .15 of 1%)    certain purchases
          offering price

CLASS B   Maximum contingent     1% (currently being   Shares convert to Class A
          deferred sales         charged at a rate of  shares approximately
          charge or CDSC of 5%   .75 of 1%)            seven years after
          of the lesser of the                         purchase
          amount invested or
          the redemption
          proceeds; declines
          to zero after six
          years

CLASS C   Maximum CDSC of 1%     1% (currently being   Shares do not convert to
          of the lesser of the   charged at a rate of  another class
          amount invested or     .75 of 1%)
          the redemption
          proceeds on
          redemptions made
          within one year of
          purchase

CLASS Z   None                   None                  Sold to a limited group
                                                       of investors.


      The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b -1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.


      Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

      IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B shares" below).

      The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

      If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

      If you intend to hold your investment for more than 6 years, you should consider purchasing Class A shares over either Class B or Class C shares regardless of whether or not you qualify for a reduced sales charge on Class A shares.

      If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

      If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over the period of time or redemptions during which the CDSC is applicable.

      ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. SEE "REDUCTION AND WAIVER OF INITIAL SALES CHARGES" AND "CLASS Z SHARES" BELOW.

      Class A Shares

      The offering price is the NAV per share next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                        SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION AS
                         PERCENTAGE OF     PERCENTAGE OF       PERCENTAGE OF
AMOUNT OF PURCHASE      OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
------------------      ---------------   ---------------   --------------------
Less than $50,000            4.00%             4.17%               3.75%
$50,000 to $99,999           3.50%             3.63%               3.25%
$100,000 to $249,999         2.75%             2.83%               2.50%
$250,000 to $499,999         2.00%             2.04%               1.90%
$500,000 to $999,999         1.50%             1.52%               1.40%
$1,000,000 and above         None              None                None


      The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined under the federal securities laws.


      In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

      REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

      BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.


      PRUARRAY AND SMARTPATH PLANS. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code that participate in the transfer agent's PruArray or SmartPath Programs (benefit plan record keeping services) (hereafter referred to as a PruArray or SmartPath Plan); provided that the plan has at least $1 million in existing assets or 250 eligible employees or participants. The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Programs (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund, monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund
(SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

      PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at net asset value to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.


      PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to
(i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The Program is offered to companies that have at least 250 eligible employees.


      SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or a PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.


      OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons:
(a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b)employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

      You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

      CLASS B AND CLASS C SHARES

      The offering price of Class B and Class C shares for investors choosing one of the deferred sales alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sales of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


      CLASS Z SHARES

      Class Z shares of the Fund are available for purchase by the following categories of investors:

      (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities or its affiliates which includes mutual funds as investment options and for which the Fund is an available option; and (iii) investors who are, or have executed a letter of intent to become, shareholders of any series of Prudential Dryden Fund (formerly The Prudential Institutional Fund (Dryden Fund)) on or before one or more series of Dryden Fund reorganized or who on that date had investments in certain products for which Dryden Fund provided exchangeability. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.


      In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

      YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

      IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


      If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves this right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

      PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

      PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECKS.

      REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable (i.e., U.S. Government securities or securities listed on a national exchange) and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

      INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

      90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect federal tax treatment of any gain realized upon redemption. For more information on the rule which disallows a loss on the sale or exchange of shares of the Fund which are replaced, see "Taxes, Dividends and Distributions" in the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGES

      Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares." The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                      CONTINGENT DEFERRED SALES CHARGE
         YEAR SINCE PURCHASE         AS A PERCENTAGE OF DOLLARS INVESTED
             PAYMENT MADE                  OR REDEMPTION PROCEEDS
         -------------------        -----------------------------------
            First.......................           5.0%
            Second......................           4.0%
            Third.......................           3.0%
            Fourth......................           2.0%
            Fifth.......................           1.0%
            Sixth.......................           1.0%
            Seventh.....................           None

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

      For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

      WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

      The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i)in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii)in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 591 @2; and (iii)a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

      SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge.

      In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

      You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

      WAIVER OF CONTINGENT DEFERRED SALES CHARGES - CLASS C SHARES. PRUARRAY OR SMARTPATH PLANS. The CDSC will be waived on redemptions from certain qualified and non-qualified retirement and deferred compensation plans that participate in Prudential's PruArray and SmartPath Programs, provided that the investment options of the Plan include shares of Prudential Mutual Funds and shares of non-affiliated mutual funds.

CONVERSION FEATURE--CLASS B SHARES

      Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

      Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

      For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

      Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

      For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

      The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

      AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the Fund in which shares were initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


      IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS,

LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legallybe made.

      IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

      IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

      You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


      IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


      SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


      Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.


      The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.


      The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

      In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges.

      o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities you should contact your financial adviser.

      o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

      o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

      o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

      o REPORTS TO SHAREHOLDERS. The Fund will send to you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi -annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data are available upon request from the Fund.

      o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

      For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                                   APPENDIX A
                         DESCRIPTION OF SECURITY RATINGS

MOODY'S LNVESTORS SERVICE

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

      Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.


      P-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.


      P-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

      AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

      BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER

      Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

      A-1: This highest category indicates that the degree of safety regarding timely payment is strong.


      A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

--------------------------------------------------------------------------------

                        THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------

      Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

     -------------------------                 -------------------------
        TAXABLE BOND FUNDS                           EQUITY FUNDS
     -------------------------                 -------------------------

Prudential Diversified Bond Fund, Inc.    Prudential Allocation Fund
Prudential Government Income Fund, Inc.    Balanced Portfolio
Prudential Government Securities Trust     Strategy Portfolio
 Short-Intermediate Term Series           Prudential Distressed Securities Fund,
Prudential High Yield Fund, Inc.           Inc.
Prudential Mortgage Income Fund, Inc.     Prudential Dryden Fund
Prudential Structured Maturity Fund, Inc.   Prudential Active Balanced Fund
 Income Portfolio                           Prudential Stock Index Fund
The BlackRock Government Income Trust     Prudential Emerging Growth Fund, Inc.
                                          Prudential Equity Fund, Inc.
     -------------------------            Prudential Equity Income Fund
       TAX-EXEMPT BOND FUNDS              Prudential Jennison Series Fund, Inc.
     -------------------------              Prudential Jennison Growth Fund
                                            Prudential Jennison Growth & Income
Prudential California Municipal Fund          Fund
 California Series                        Prudential Multi-Sector Fund, Inc.
 California Income Series                 Prudential Small Companies Fund, Inc.
Prudential Municipal Bond Fund            Prudential Utility Fund, Inc.
 High Yield Series                        Nicholas-Applegate Fund, Inc.
 Insured Series                            Nicholas-Applegate Growth Equity Fund
 Intermediate Term Series
Prudential Municipal Series Fund               -------------------------
 Florida Series                                    MONEY MARKET FUNDS
 Hawaii Income Series                          -------------------------
 Maryland Series
 Massachusetts Series                     o  Taxable Money Market Funds
 Michigan Series                          Prudential Government Securities Trust
 New Jersey Series                         Money Market Series
 New York Series                           U.S. Treasury Money Market Series
 North Carolina Series                    Prudential Special Money Market Fund,
 Ohio Series                               Inc.
 Pennsylvania Series                       Money Market Series
Prudential National Municipals Fund, Inc. Prudential MoneyMart Assets, Inc.
                                          o  Tax-Free Money Market Funds
     -------------------------            Prudential Tax-Free Money Fund, Inc.
           GLOBAL FUNDS                   Prudential California Municipal Fund
     -------------------------             California Money Market Series
                                          Prudential Municipal Series Fund
Prudential Europe Growth Fund, Inc.        Connecticut Money Market Series
Prudential Global Genesis Fund, Inc.       Massachusetts Money Market Series
Prudential Global Limited Maturity Fund,   New Jersey Money Market Series
 Inc.                                      New York Money Market Series
  Limited Maturity Portfolio              o  Command Funds
Prudential Intermediate Global Income     Command Money Fund
 Fund, Inc.                               Command Government Fund
Prudential Natural Resources Fund, Inc.   Command Tax-Free Fund
Prudential Pacific Growth Fund, Inc.      o  Institutional Money Market Funds
Prudential World Fund, Inc.               Prudential Institutional Liquidity
  Global Series                            Portfolio, Inc.
  International Stock Series               Institutional Money Market Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

--------------------------------------------------------------------------------

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

================================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
FUND HIGHLIGHTS..........................................................    2

 What Are the Fund's Risk Factors and Special
   Characteristics?......................................................    2
FUND EXPENSES............................................................    4
FINANCIAL HIGHLIGHTS.....................................................    5
HOW THE FUND INVESTS.....................................................    7
 Investment Objective and Policies.......................................    7
 Other Investments and Policies..........................................   11
 Hedging and Return Enhancement Strategies...............................   13
 Risk Factors............................................................   15
 Investment Restrictions.................................................   18
HOW THE FUND IS MANAGED..................................................   18
 Manager.................................................................   18
 Distributor.............................................................   19
 Portfolio Transactions..................................................   21
 Custodian and Transfer and
  Dividend Disbursing Agent..............................................   21
HOW THE FUND VALUES ITS SHARES...........................................   21
HOW THE FUND CALCULATES PERFORMANCE......................................   22
TAXES, DIVIDENDS AND DISTRIBUTIONS.......................................   22
GENERAL INFORMATION......................................................   24
 Description of Common Stock.............................................   24
 Additional Information..................................................   25
SHAREHOLDER GUIDE........................................................   25
 How to Buy Shares of the Fund...........................................   25
 Alternative Purchase Plan...............................................   26
 How to Sell Your Shares.................................................   30
 Conversion Feature--Class B Shares......................................   33
 How to Exchange Your Shares.............................................   34
 Shareholder Services....................................................   36

DESCRIPTION OF SECURITY RATINGS..........................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY........................................  B-1

================================================================================

MF 170 A

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                        CUSIP Nos.: Class A: 378907-20-8
                                    Class B: 378907-30-7
                                    Class C: 378907-40-6
                                    Class Z: 378907-50-5

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THE GLOBAL
GOVERNMENT
PLUS FUND,
INC.

-----------------
   PROSPECTUS

February 28, 1997

-----------------

[LOGO] PRUDENTIAL
       INVESTMENTS

                      THE GLOBAL GOVERNMENT PLUS FUND, INC.

                       Statement of Additional Information

                             dated February 28, 1997

      The Global Government Plus Fund, Inc. (the Fund) is an open-end, non-diversified management investment company, or a mutual fund, whose investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund will seek to achieve this objective by investing in debt securities issued or guaranteed by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively "Governmental Entities") in the United States, and in other countries and denominated in the currencies of such countries. The Fund's investment adviser will seek to achieve high dividends through management of yield, maturity and currency considerations affecting such securities. In particular, the Fund's investment adviser will select governmental debt securities which, in its judgment, will produce a high yield with currency stability relative to the U.S. dollar or have a combined yield, capital or currency appreciation potential to produce an overall return consistent with the Fund's objective. Under normal circumstances, at least 65% of the Fund's total assets will be invested in debt securities issued or guaranteed by Governmental Entities other than supranational entities and having a maturity of one year or more. The remainder of the Fund's assets is generally invested in obligations of Governmental Entities (including supranational entities) having a maturity of less than one year or in obligations of banks or corporations without limitation as to maturity. The Fund may also purchase and sell certain derivatives, including put and call options on U.S. Government securities and foreign government securities and engage in transactions involving futures contracts and options on such futures with respect to U.S. Government securities and foreign government securities. The Fund may seek to protect and enhance dividend return through the use of options, futures and foreign currency transactions. There can be no assurance that the Fund's investment objective will be achieved. Investing in foreign government securities, options and futures contracts involves considerations and possible risks which are different from those ordinarily associated with investing in U.S. Government securities.

      The Fund's investment objective and policies are described in the Fund's Prospectus. This statement contains additional information about those policies. The Fund is also subject to certain investment restrictions. See "Investment Restrictions" below.

      The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.

      This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Fund's Prospectus, dated February 28, 1997, a copy of which may be obtained from the Fund upon request.

                                TABLE OF CONTENTS
                                                                 Cross-reference
                                                                    to page in
                                                              Page  Prospectus
                                                              ----  ----------

General Information.........................................  B-2       24
Investment Objective and Policies...........................  B-2        7
Additional Investment Policies..............................  B-5       11
Investment Restrictions.....................................  B-16      18
Directors and Officers......................................  B-17      18
Manager.....................................................  B-21      18
Distributor.................................................  B-22      19
Portfolio Transactions and Brokerage........................  B-24      21
Purchase and Redemption of Fund Shares......................  B-25      25
Shareholder Investment Account..............................  B-28      35
Net Asset Value.............................................  B-32      21
Performance Information.....................................  B-33      22
Taxes, Dividends and Distributions..........................  B-34      22
Custodian, Transfer and Dividend Disbursing Agent
  and Independent Accountants...............................  B-36      21
Financial Statements........................................  B-37      --
Report of Independent Accountants...........................  B-47      --
Appendix I--General Investment Information..................  I-1       --
Appendix II--Historical Performance Data....................  II-1      --
Appendix III--Information Relating to The Prudential........  III-1     --

================================================================================

                               GENERAL INFORMATION

      The Fund was incorporated in Maryland on April 20, 1987 under the name "The Global Government Plus Fund, Inc." as a closed-end, non-diversified management investment company. The Fund operated as a closed-end fund prior to January 15, 1996. On December 6, 1995, shareholders approved open-ending the Fund, and since January 15, 1996, the Fund has operated as an open-end fund.

                        INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund will seek to achieve this objective by investing in debt securities issued or guaranteed by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively "Government Entities") in the United States and in other countries and denominated in the currencies of such countries. The Fund's investment adviser will seek to achieve high dividends through management of yield, maturity and currency considerations affecting such securities. In particular, the Fund's investment adviser will select governmental debt securities which, in its judgment, will produce a high yield with currency stability relative to the U.S. dollar or have a combined yield, capital or currency appreciation potential to produce an overall return consistent with the Fund's objective. Under normal circumstances, at least 65% of the Fund's total assets in will be invested in debt securities issued or guaranteed by Governmental Entities other than supranational entities and having a maturity of one year or more. The remainder of the Fund's assets is generally invested in obligations of Governmental Entities (including supranational entities) having a maturity of less than one year or in obligations of banks or corporations without limitation as to maturity. The Fund may also purchase and sell put and call options on U.S. Government securities and foreign government securities and engage in transactions involving futures contracts and options on such futures with respect to U.S. Government securities and foreign government securities. The Fund may seek to protect and enhance dividend return through the use of options, futures and foreign currency transactions. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

U.S. GOVERNMENT SECURITIES

      MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT INSTRUMENTALITIES. Mortgages backing the securities purchased by the Fund include conventional thirty year fixed rate mortgages, graduated payment mortgages, fifteen year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

      During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

      GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund purchases are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

      GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

      FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

      The FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates
(GMCs). The Fund does not intend to invest in GMCs. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

      GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

      FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

      FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.

      ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities
(FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.

      FIXED-RATE MORTGAGE SECURITIES. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

      CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. The interest rates paid on the ARMs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180 -day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

      The underlying mortgages which collateralize the ARMs, collateralized mortgage obligations and Real Estate Mortgage Investment Conduits in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

      The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

FOREIGN SECURITIES

      Foreign securities in which the Fund will invest will generally be denominated in foreign currencies, will be traded on foreign markets and will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These changes will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of the U.S. dollar strengthens against a foreign currency after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss. Similarly, if the U.S. dollar value weakens against a foreign currency between the time the Fund incurs expenses and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company's taxable income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar value that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses which will increase or decrease investment company taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

      Foreign securities include securities of any foreign country the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include but are not limited to securities traded in the form of American Depositary Receipts.

      The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

      In the event of a default of foreign debt obligations, it may be difficult for the Fund to obtain or enforce a judgment against the issuer of the securities.

CORPORATE AND OTHER NON-GOVERNMENT DEBT OBLIGATIONS

    ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITY

      The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.

    CUSTODIAL RECEIPTS

      Obligations issued or guaranteed as to principal and interest by the United States Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities"
(CATS). The Fund will not invest more than 5% of its assets in such custodial receipts.

                         ADDITIONAL INVESTMENT POLICIES

      In seeking to protect against the effect of changes in interest rates or currency exchange rates that are adverse to the present or prospective position of the Fund and to attempt to enhance returns, the Fund may employ certain hedging, return enhancement and risk management techniques including the purchase and sale of options, futures and options on futures on debt securities, aggregates of debt securities, financial indices, U.S. and foreign government debt securities and foreign currencies and forward contracts on foreign currencies. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations. See "Taxes, Dividends and Distributions."

OPTIONS ON SECURITIES

      The Fund may purchase put and call options and write covered put and call options on debt securities, aggregates of debt securities or indices of prices thereof, other financial indices and U.S. and foreign government debt securities. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets (OTC Options).

      When the Fund writes an option, it receives a premium which it retains whether or not the option is exercised. The Fund's principal objective in writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

      The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to sell, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price.

      Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at a specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price, upon exercise of the option.

      The Fund may write only "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian for the term of the option a segregated account consisting of cash, U.S. Government securities, equity securities, or other liquid, unencumbered assets, marked-to-market daily, having a value at least equal to the fluctuating market value of the optioned securities. A put option written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the option, it owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option, or it deposits and maintains with its Custodian in a segregated account cash, U.S. Government securities, equity securities, or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the exercise price of the option. There is no limitation to the amount of call options the Fund may write. However, the Fund may only write covered put options to the extent that cover for such options does not exceed 50% of the Fund's net assets.


      The Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, the Fund will also deposit in a segregated account with its Custodian cash, U.S. Government securities, equity securities, or other liquid, unencumbered assets, marked-to-market daily, equivalent to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that the Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same stock price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit.

      The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option may only be exercised as of the expiration of the option. The writer of an American style option has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since such options may be exercised by the holder at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period. If a call option is exercised, the writer must fulfill the obligation to sell the underlying security at the exercise price, which will usually be lower than the then market value of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

      Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. However, the writer of an option may not effect a closing purchase transaction after being notified of the exercise of the option. Likewise, the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss in closing out a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, the Fund might not be able to effect a closing sale transaction in a particular option it has purchased with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a securities exchange (Exchange) on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

      Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the Exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC Options are contracts between the Fund and its counter party with no clearing organization guarantee. Thus, when the Fund purchases an OTC Option, it relies on the dealer from which it has purchased the OTC Option to make or take delivery of the securities underlying the option.

Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase OTC Options.

      Exchange-traded options generally have a continuous liquid market while OTC Options may not. Consequently, the Fund will generally be able to realize the value of an OTC Option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC Option, it generally will be able to close out the OTC Option prior to its expiration only by entering into a closing purchase transaction with the dealer which originally purchased the OTC Option. While the Fund will enter into OTC Options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC Option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC Option. With respect to options written by the Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using out-of-the-money call options may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close out the position or take delivery of the underlying security at the exercise price. The Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

      The Fund may purchase call options on debt securities it intends to acquire in order to hedge against an anticipated market appreciation in the price of the underlying securities at limited risk and with a limited cash outlay. If the market price does rise as anticipated, the Fund will benefit from that rise but only to the extent that the rise exceeds the premiums paid. If the anticipated rise does not occur or if it does not exceed the premium, the Fund will bear the expense of the option premiums and transaction costs without gaining an offsetting benefit.

      The Fund may purchase put options on debt securities to hedge against a decline in the value of its portfolio. If the market price of the Fund's portfolio should increase, however, the profit which the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options on debt securities to hedge against an anticipated rise in the price it will have to pay for debt securities it intends to buy in the future. If the market price of the debt securities should fall instead of rise, however, the benefit the Fund obtains from purchasing the securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

      The Fund may purchase put options if the Fund believes that a defensive posture is warranted for all or a portion of its portfolio. Protection is provided during the life of the put because the put gives the Fund the right to sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price below the exercise price. This right limits the Fund's losses from the security's possible decline in value below the strike price of the option to the premium paid for the put option and related transaction costs. However, if the market price of the security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for, and the commissions paid in connection with, the put option.

      The Fund may wish to protect certain portfolio securities against a decline in market value through purchase of put options on other carefully selected securities, which the investment adviser believes may move in the same direction as those portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

      The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire through purchase of call options on other carefully selected debt securities, which the investment adviser believes may move in the same direction as those portfolio securities. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of a call option so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call option increases less than the value of the securities to be acquired by the Fund.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

      On Treasury Bonds and Notes. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

      ON TREASURY BILLS. Because the deliverable Treasury Bill changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

      ON GNMA CERTIFICATES. The Fund may purchase and write options on GNMA Certificates in the over-the-counter market and, to the extent available, on any Exchange.

      Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call option holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered or substitute cover.

      A GNMA Certificate held by the Fund cover a call option the Fund has written in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the Certificate with a Certificate which represents cover. When the Fund closes its option position or replaces the Certificate, it may realize an unanticipated loss and incur transaction costs.

FUTURES CONTRACTS

      The Fund will enter into futures contracts only for certain bona fide hedging and risk management purposes and to attempt to enhance return. The Fund may enter into futures contracts for the purchase or sale of debt securities, aggregates of debt securities or indices of prices thereof, other financial indices, U.S. Government securities (or those backed by the full faith and credit of the U.S. Government), corporate debt securities and certain foreign government debt securities (collectively, interest rate futures contracts). It may also enter into futures contracts for the purchase or sale of foreign currencies or composite foreign currencies (such as the European Currency Unit) in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.

      A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. Government, and must be executed through a futures commission merchant ( i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

      At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the face value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark -to-the-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

      Although futures contracts by their terms may call for the actual delivery or acquisition of underlying assets, in most cases the contractual obligation is extinguished by offset before the expiration of the contract. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying commodity. When the Fund purchases or sells futures contracts, the Fund will incur brokerage fees and related transaction costs.

      The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

      If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts on other securities which historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of the portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.

OPTIONS ON FUTURES CONTRACTS

      The Fund will also enter into options on futures contracts for certain bona fide hedging and risk management purposes and to attempt to enhance return. The Fund may purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

      The Fund may only write (i.e., sell) covered put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash, U.S. Government securities, equity securities, or other liquid, unencumbered assets, marked-to-market daily, equal to the fluctuating value of the optioned futures. The Fund will be considered

"covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash, U.S. Government securities, equity securities or other liquid unencumbered assets, marked-to-market daily, at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

      Writing a put option on a futures contract serves as a partial hedge against an increase in the value of debt securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

      Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

      The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the Fund's portfolio which were being hedged.

      If the investment adviser wishes to shorten the effective average maturity of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the investment adviser wishes to lengthen the effective average maturity of the Fund, the Fund may buy a futures contract or a call option thereon or sell a put option.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

      The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

      Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain a segregated asset account with the Fund's Custodian sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash, U.S. Government securities, equity securities, or other liquid, unencumbered assets, marked-to-market daily, from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

      The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

      The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

      At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment adviser's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Currency Futures and Options Thereon

      Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the

Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

      The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

OPTIONS ON CURRENCIES

      Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or covered call options on currencies either on exchanges or in over-the-counter markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options or securities, described above. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and do not have as much market liquidity as exchange-traded options. The Fund will not purchase put or call options on currencies if, as a result thereof, their value would exceed 5% of the Fund's net assets.

      As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

      If a decline in any currency is generally anticipated by the investment adviser, the Fund may not be able to contract to sell the currency at a price above the level anticipated.

FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may engage in currency transactions otherwise than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in or convertible into that currency or in a different currency (cross hedge). The Fund may also cross hedge its currency exposure under circumstances where the investment adviser believes that the currency in which a security is denominated may deteriorate against the dollar and that the possible loss in value can be hedged, return can be enhanced and risks can be managed by entering into forward contracts to sell the deteriorating currency and buy a currency that is expected to appreciate in relation to the dollar.

      The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position-hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets in a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

      At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

      The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

      If a decline in any currency is generally anticipated by the investment adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS

      Options, futures contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

      Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

      Certain risks are inherent in the Fund's use of futures contracts and options on futures. One such risk arises because the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities hedged or used for cover will not be perfect. Another risk is that the price of futures contracts or options on futures may not move inversely with changes in interest rates. If the Fund has sold futures contracts to hedge securities held by the Fund and the value of the futures position declines more than the price of such securities increases, the Fund will realize a loss on the futures contracts which is not completely offset by the appreciation in the price of the hedged securities. Similarly, if the Fund has written a call on a futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

      The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

      Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the investment adviser to predict correctly movements in the direction of interest and foreign currency rates. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

      Pursuant to the requirements of the Commodity Exchange Act, as amended, all U.S. futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      The Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

      In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon for yield enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts; provided, however, that in the case of an option that is in- the-money at the time of the purchase, the in -the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged.

      The Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in interest rates or foreign currency exchange which might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, to change the effective duration of the Fund's portfolio and to enhance the Fund's return. The Fund expects that in 75% of the transactions involving an anticipating hedge it will purchase securities for its portfolio when it closes out its earlier purchase of futures or call options thereon or put options it has written thereon. Under unusual market conditions, however, the Fund may terminate any of such positions without a corresponding purchase of securities. As an alternative to bona fide hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts and options thereon purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of (i) cash set aside in an identifiable manner or short-term U.S. Government or other U.S. dollar denominated high-grade short-term debt securities segregated for this purpose, (ii) cash proceeds on existing investments due within thirty days and (iii) accrued profits on the particular futures contract or option thereon.

      In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

      Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

ILLIQUID SECURITIES

      The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

      Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to commercial paper that is issued in reliance on
Section 4(2) of the Securities Act, to be considered liquid (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid." The Fund also will treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid.

REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund does not currently intend to invest in repurchase agreements whose maturity exceeds one year. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


      The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC (PMF) pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with such of other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

PORTFOLIO TURNOVER

      The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, its annual portfolio turnover rate may exceed 100% although the rate is not expected to exceed 250%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. The Fund's portfolio turnover rate was 38% and 203% for the fiscal years ended December 31, 1996 and 1995, respectively, and was high in 1995 as a result of the Subadviser's attempt to minimize the impact of rising yields in the global bond market on principal.

                             INVESTMENT RESTRICTIONS

      The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

      The Fund may not:

            1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may make deposits on margin in connection with futures contracts and options.

            2. Make short sales of, or maintain a short position in, securities.

            3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions, or for investment purposes. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options thereon and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

            4. Buy or sell commodities, commodity contracts, real estate or interests in real estate, except that the Fund may purchase and sell futures, options on futures contracts and securities secured by real estate or interests therein. Transactions in foreign currencies and forward contracts and options on foreign currencies are not considered by the Fund to be transactions in commodities or commodity contracts.

            5. Make loans except through (i) repurchase agreements, and (ii), the purchase of debt obligations and bank deposits.

            6. Make investments for the purpose of exercising control or management over the issuers of any investments.

            7. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

            8. Invest 25% or more of its assets in any one industry. For this purpose "industry" does not include the U.S. Government, but does include foreign government issuers.

      Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS

                                 POSITION          PRINCIPAL OCCUPATIONS AND
NAME, ADDRESS AND AGE(1)       WITH THE FUND          OTHER AFFILIATIONS
------------------------       -------------       -------------------------

 Edward D. Beach (72)            Director        President and Director of BMC
                                                   Fund, Inc., a closed-end
                                                   investment company; prior
                                                   thereto, Vice Chairman of
                                                   Broyhill Furniture
                                                   Industries, Inc.; Certified
                                                   Public Accountant; Secretary
                                                   and Treasurer of Broyhill
                                                   Family Foundation Inc.;
                                                   Member of the Board of
                                                   Trustees of Mars Hill
                                                   College; Director of The High
                                                   Yield Income Fund, Inc.

 Delayne Dedrick Gold (58)       Director        Marketing and Management
                                                   Consultant; Director of The
                                                   High Yield Income Fund, Inc.

*Robert F. Gunia (50)            Director        Comptroller (since May 1996) of
                                                   Prudential Investments;
                                                   Executive Vice President and
                                                   Treasurer (since December
                                                   1996) of Prudential Mutual
                                                   Fund Management LLC (PMF);
                                                   Senior Vice President (since
                                                   March 1987) of Prudential
                                                   Securities Incorporated
                                                   (Prudential Securities);
                                                   formerly Chief Administrative
                                                   Officer (July 1990-September
                                                   1996), Director (January
                                                   1989-September 1996),
                                                   Executive Vice President,
                                                   Treasurer and Chief Financial
                                                   Officer (June 1987-September
                                                   1996) of Prudential Mutual
                                                   Fund Management, Inc.; Vice
                                                   President and Director (since
                                                   May 1989) of The Asia Pacific
                                                   Fund, Inc.; Director of The
                                                   High Yield Income Fund, Inc.

 Donald D. Lennox (77)           Director        Chairman (since February 1990)
                                                   and Director (since April
                                                   1989) of International
                                                   Imaging Materials, Inc.
                                                   (thermal transfer ribbon
                                                   manufacturer); Retired
                                                   Chairman, Chief Executive
                                                   Officer and Director of
                                                   Schlegel Corporation
                                                   (industrial manufacturing)
                                                   (March 1987-February 1989);
                                                   Director of Gleason
                                                   Corporation, Personal Sound
                                                   Technologies, Inc., and The
                                                   High Yield Income Fund, Inc.

 Douglas H. McCorkindale (57)    Director        Vice Chairman, Gannett Co. Inc.
                                                   (publishing and media) (since
                                                   March 1984); Director of
                                                   Continental Airlines, Inc.,
                                                   Gannett Co. Inc. and Frontier
                                                   Corporation.

*Mendel A. Melzer, CFA,
  Chfc, CLU  (35)                Director        Chief Investment Officer (since
 751 Broad Street                                  October 1996) of Prudential
 Newark, NJ 07102                                  Mutual Funds; formerly Chief
                                                   Financial Officer (November
                                                   1995-September 1996) of
                                                   Prudential Investments,
                                                   Senior Vice President and
                                                   Chief Financial Officer
                                                   (April 1993-November 1995) of
                                                   Prudential Preferred
                                                   Financial Services, Managing
                                                   Director (April 1991-April
                                                   1993) of Prudential
                                                   Investment Advisors, and
                                                   Senior Vice President (July
                                                   1989-April 1991) of
                                                   Prudential Capital
                                                   Corporation; Chairman and
                                                   Director of Prudential Series
                                                   Fund, Inc.; Director of The
                                                   High Yield Income Fund, Inc.

                                 POSITION          PRINCIPAL OCCUPATIONS AND
NAME, ADDRESS AND AGE(1)       WITH THE FUND          OTHER AFFILIATIONS
------------------------       -------------       -------------------------

 Thomas T. Mooney (55)           Director        President of the Greater
                                                   Rochester Metro Chamber of
                                                   Commerce; former Rochester
                                                   City Manager; Trustee of
                                                   Center for Governmental
                                                   Research, Inc.; Director of
                                                   Blue Cross of Rochester,
                                                   Monroe County Water
                                                   Authority, Rochester Jobs,
                                                   Inc., Northeast-Midwest
                                                   Institute, The Business
                                                   Council of New York State,
                                                   Executive Service Corps of
                                                   Rochester, Monroe County
                                                   Industrial Development
                                                   Corporation, First Financial
                                                   Fund, Inc., The High Yield
                                                   Income Fund, Inc. and The
                                                   High Yield Plus Fund, Inc.

 Stephen P. Munn (54)            Director        Chairman (since January 1994),
                                                   Director and President (since
                                                   1988) and Chief Executive
                                                   Officer (1988-December 1993)
                                                   of Carlisle Companies
                                                   Incorporated (manufacturer of
                                                   industrial products).

*Richard A. Redeker (53)         President       Employee of Prudential
                                 and Director      Investments; formerly
                                                   President, Chief Executive
                                                   Officer and Director (October
                                                   1993-September 1996) of PMF,
                                                   Executive Vice President,
                                                   Director and Member of the
                                                   Operating Committee (October
                                                   1993-September 1996) of
                                                   Prudential Securities,
                                                   Director (October
                                                   1993-September 1996) of
                                                   Prudential Securities Group,
                                                   Inc. (PSG), Executive Vice
                                                   President (July
                                                   1994-September 1996) of The
                                                   Prudential Investment
                                                   Corporation (PIC) and
                                                   Director (January
                                                   1994-September 1996) of
                                                   Prudential Mutual Fund
                                                   Distributors, Inc. (PMFD) and
                                                   Prudential Mutual Fund
                                                   Services, Inc.; formerly
                                                   Senior Executive Vice
                                                   President and Director of
                                                   Kemper Financial Services,
                                                   Inc. (September
                                                   1978-September 1993);
                                                   President and Director of The
                                                   High Yield Income Fund, Inc.

 Robin B. Smith (57)             Director        Chairman and Chief Executive
                                                   Officer (since August 1996)
                                                   of Publishers Clearing House;
                                                   formerly President and Chief
                                                   Executive Officer (January
                                                   1988-August 1996) and
                                                   President and Chief Operating
                                                   Officer (September
                                                   1981-December 1988) of
                                                   Publishers Clearing House;
                                                   Director of BellSouth
                                                   Corporation, The Omnicom
                                                   Group, Inc., Texaco Inc.,
                                                   Springs Industries Inc. and
                                                   Kmart Corporation.

 Louis A. Weil, III (55)         Director        Publisher and Chief Executive
                                                   Officer (since January 1996)
                                                   and Director (since September
                                                   1991) of Central Newspapers,
                                                   Inc.; Chairman of the Board
                                                   (since January 1996),
                                                   Publisher and Chief Executive
                                                   Officer (August 1991-December
                                                   1995) of Phoenix Newspapers,
                                                   Inc.; formerly Publisher of
                                                   Time Magazine (May 1989-March
                                                   1991); formerly President,
                                                   Publisher and Chief Executive
                                                   Officer of The Detroit News
                                                   (February 1986-August 1989);
                                                   formerly member of the
                                                   Advisory Board, Chase
                                                   Manhattan Bank-Westchester;
                                                   Director of The High Yield
                                                   Income Fund, Inc.

 Clay T. Whitehead (57)          Director        President of National Exchange
                                                   Inc. (new business
                                                   development firm) (since May
                                                   1983).

 Susan C. Cote (42)              Vice President  Executive Vice President
                                                   (since February 1997) and
                                                   Chief Financial Officer
                                                   (since May 1996) of PMF;
                                                   Managing Director, Prudential
                                                   Investments and Vice
                                                   President, PIC (February
                                                   1995-May 1996); Senior
                                                   Vice President (January
                                                   1989-January 1995) of
                                                   Prudential Mutual Fund
                                                   Management, Inc.; Senior Vice
                                                   President (January
                                                   1992-January 1995) of
                                                   Prudential Securities.

                                 POSITION          PRINCIPAL OCCUPATIONS AND
NAME, ADDRESS AND AGE(1)       WITH THE FUND          OTHER AFFILIATIONS
------------------------       -------------       -------------------------

 Thomas A. Early (42)            Vice President  Executive Vice President,
                                                   Secretary and General
                                                   Counsel (since December
                                                   1996), PMF; Vice President
                                                   and General Counsel (since
                                                   March 1994), Prudential
                                                   Retirement Services; formerly
                                                   Associate General Counsel and
                                                   Chief Financial Services
                                                   Officer, Frank Russell
                                                   Company (1988-1994).

Eugene S. Stark (39)             Treasurer and   First Vice President (since
                                 Principal         December 1996), PMF; formerly
                                 Financial and     First Vice President (January
                                 Accounting        1990-September 1996) of
                                 Officer           Prudential Mutual Fund
                                                   Management, Inc.

 Stephen M. Ungerman (43)        Assistant       Tax Director (since March 1996)
                                 Treasurer         of Prudential Investments and
                                                   the Private Asset Group of
                                                   The Prudential Insurance
                                                   Company of America; First
                                                   Vice President (February
                                                   1993-September 1996) of
                                                   Prudential Mutual Fund
                                                   Management, Inc.; prior
                                                   thereto, Senior Tax Manager
                                                   (1981-January 1993) at Price
                                                   Waterhouse LLP.

 S. Jane Rose (51)               Secretary       Senior Vice President (since
                                                   December 1996) of PMF;
                                                   formerly Senior Vice
                                                   President (January
                                                   1991-September 1996) and
                                                   Senior Counsel (June
                                                   1987-September 1996) of
                                                   Prudential Mutual Fund
                                                   Management, Inc.; Senior Vice
                                                   President and Senior Counsel
                                                   (since July 1992) of
                                                   Prudential Securities;
                                                   formerly Vice President and
                                                   Associate General Counsel of
                                                   Prudential Securities.

 Marguerite E. H. Morrison (40)  Assistant       Vice President and Associate
                                 Secretary         General Counsel (since
                                                   December 1996) of PMF; Vice
                                                   President and Associate
                                                   General Counsel of Prudential
                                                   Securities; formerly Vice
                                                   President and Associate
                                                   General Counsel (June
                                                   1991-September 1996) of
                                                   Prudential Mutual Fund
                                                   Management, Inc.

----------

* "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities, Prudential or PMF.

(1) Unless otherwise stated, the address of the Directors and Officers is c/o Prudential Mutual Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102.

      Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

      The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Fund pays each of its Directors who is not an affiliated person of the investment adviser annual compensation of $3000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

      Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Board of Directors' fees, together with interest thereon, is a general obligation of the Fund.

      The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Lennox are scheduled to retire on December 31, 1999 and 1997, respectively.

      Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

      The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1996 and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other investment companies registered under the Investment Company Act of 1940 managed by PMF (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, Shareholders elected a new Board of Directors. Below are listed all Directors who have served the Fund during its most recent fiscal years, as well as the new Directors who took office after the Shareholder meeting in October.

                                                                                             Total
                                                           Pension or                    Compensation
                                                           Retirement      Estimated       From Fund
                                           Aggregate    Benefits Accrued     Annual        And Fund
                                          Compensation  As Part of Fund   Benefits Upon   Complex Paid
    Name of Director                       From Fund        Expenses        Retirement    to Directors*
    ----------------                      ------------  ----------------  -------------  --------------

Edward D. Beach...........................  $18,750            None            N/A      $166,000(21/39)**
Delayne Dedrick Gold......................      --             None            N/A       175,308(21/42)**
Robert F. Gunia+..........................      --             None            N/A          --
Harry A. Jacobs, Jr., Former Director+....      --             None            N/A          --
Donald D. Lennox..........................   18,750            None            N/A        90,208(10/22)**
Douglas H. McCorkindale*..................   18,750            None            N/A        71,033(10/13)**
Mendel A. Melzer+.........................      --             None            N/A          --
Thomas T. Mooney*.........................   18,750            None            N/A       135,375(18/36)**
Stephen P. Munn...........................      --             None            N/A        49,125( 6/8 )**
Richard A. Redeker+.......................      --             None            N/A          --
Robin B. Smith*...........................      --             None            N/A        89,957(11/20)**
Louis A. Weil III.........................   18,750            None            N/A        91,250(13/18)**
Clay T. Whitehead.........................      --             None            N/A        38,292( 5/7 )**

----------
* Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1996 included amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,034, $139,869 and $109,294 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

+ Robert F. Gunia, Harry A. Jacobs, Jr., Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Prudential Mutual Fund Family.


      As of February 7, 1997, the Directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Fund.


      As of February 7, 1997, Prudential Securities was record holder of 4,011,722 Class A (or 24.9% of the outstanding shares), 9,787 Class B (or 48.7% of the outstanding shares) and 541 Class C shares (or 41.8% of the outstanding shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


     As of February 7, 1997 the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of shares of the Fund were:
Prudential Securities C/F, Werner C. Sturm, IRA Rollover DTD 05/06/91, 9 Clydesdale Road, Scotch Plains, NJ 07076-2409, who held 1,162 Class B shares (5.7%); Smith Barney Inc., 388 Greenwich Street, New York, NY 10013-2375, who held 6,862 Class B shares (34.1%); Prudential Securities, Inc., FA Richard T. Letwak TTEE, 26400 La Alameda Ste 200, Mission Viejo, CA 92691, who held 6,255 Class B shares (31.1%); Albert W. Froehde Jr. & Patricia A. Levernier JT TEN, 230 Prairie Lane, Lake Zurich, IL 60047-2434, who held 1,300 Class B shares (6.4%); James D. Schulz, 2319 W. Hoppe Road, Unionville, MI 48767-9675, who held 2,638 Class B shares (13.1%); Dr. Urban Schuering, 2600 Torrey Pines Road B-28, La Jolla, CA 92037-3403, who held 541 Class C shares (41.8%); Mr. Daniel Weiss, 3891 Environ Blvd. #135, Lauderhill, FL 33319-4205, who held 204 Class C shares (15.7%); and Leslie R. Smith & Eudema G. Smith JT WROS, 11413 W. 72nd St. Ter., Shawnee, KS 66203-4319, who held 722 Class C shares (55.8%).

                                     MANAGER

      The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed" in the Prospectus. As of December 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.8 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.


     PMF is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PMF, serves as the transfer agent for the Prudential Mutual Funds and in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

      Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Transfer Agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

      For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets up to $1 billion, and .70 of 1% of such assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. No such reductions were required during the fiscal year ended December 31, 1996. No jurisdiction currently limits the Fund's expenses.

      In connection with its management of the business affairs of the Fund, PMF bears the following expenses:

      (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of members of the Board of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

      (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

      (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investment (PI) pursuant to the subadvisory agreement between PMF and PI (the Subadvisory Agreement).

      Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

      The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 8, 1996 and by shareholders of the Fund on April 28, 1988.


      PMF earned management fees of $1,354,632, $2,570,602 and $2,490,259 for the fiscal years ended December 31, 1996, 1995 and 1994, respectively.


      PMF has entered into the Subadvisory Agreement with PI (PI or the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund; PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PMF for the reasonable costs and expenses incurred by PI in furnishing services to PMF. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

      The Subadviser maintains a credit unit which provides credit analysis and research on taxable fixed-income securities. The portfolio manager routinely consults with the credit unit in managing the Fund's portfolio. The credit unit reviews on an ongoing basis issuers of taxable fixed -income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

      Credit analysts review financial statements published by corporate (and governmental) issuers to examine income statements, balance sheets and cash flow numbers. They evaluate this data against their expectations of sales, earnings growth and trends in credit ratios. They study the impact of economic, regulatory and political developments on companies and industries and look at the relative value of companies. They are in regular communication both in person and by telephone with company management, Wall Street analysts and rating agencies.

      The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Board of Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 8, 1996 and was approved by shareholders of the Fund on April 28, 1988.


      The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PI upon not more than 60 days' nor less than 3O days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                   DISTRIBUTOR

      Prudential Securities, One Seaport Plaza, New York, New York 10292 acts as the distributor of the Fund's shares.

      Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (PSI or the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" inthe Prospectus.


      Prior to January 15, 1996, the Fund operated as a closed-end fund and offered only one class of shares (the then existing Class A shares). On September 13, 1995, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. The Class A Plan was approved by shareholders of the Fund on December 6, 1995. On September 13, 1995, the Rule 12b-1 Directors, at a meeting called for the purpose of voting on the Class B and Class C Plans, adopted plans of distribution for the Class B and Class C shares of the Fund. The Class B and Class C Plans were approved by the sole shareholder of each class on January 15, 1996.


      CLASS A PLAN. For the fiscal period ended December 31, 1996, Prudential Securities received payments of $260,520 under the Class A Plan. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal period ended December 31, 1996, Prudential Securities also received approximately $13,600 in initial sales charges.


      CLASS B PLAN. For the fiscal year ended December 31, 1996, Prudential Securities received $165 from the Fund under the Class B Plan and spent approximately $700 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 30.7% ($215) was spent on printing and mailing of prospectuses to other than current shareholders; and 69.3% ($485) in the aggregate for (i) payments of commissions and account servicing fees to financial advisers (23.6% or $165) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (45.7% or $320). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Prusec's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund sales.


      Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


      CLASS C PLAN. For the fiscal period ended December 31, 1996, Prudential Securities received $59 under the Class C Plan and spent approximately $1,100 in distributing Class C shares. It is estimated that of the latter amount, approximately 90.9% ($1,000) was spent on printing and mailing of prospectuses to other than current shareholders; and 9.1% ($100) in the aggregate for (i) payments for commissions and account servicing fees to financial advisers (2.3% or $25) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (6.8% or $75). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


      The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the Fund on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if they are terminated or not continued.


      Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


      Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933. The Distribution Agreement was approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 8, 1996.

      On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In setting the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

      On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

      On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

      NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the Subadviser.) On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

      In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers and futures commission merchants, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers and futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

      Subject to the above considerations, Prudential Securities (or any affiliate) may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities for transactions effected by the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliates) by applicable law.

      The Fund paid no brokerage commissions for the fiscal years ended December 31, 1996, 1995 and 1994.

                     PURCHASE AND REDEMPTION OF FUND SHARES

      Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis(Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.


      Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

      Under the current distribution arrangements between the Fund and the Distributor, Class A* shares of the Fund are sold at a maximum sales charge of 4% and Class B,* Class C* and Class Z** shares are sold at net asset value. Using net asset values at December 31, 1996, the maximum offering price of the Fund's shares is as follows:

          CLASS A

          Net asset value and redemption price per Class A share.....   $7.63
          Maximum sales charge (4.0% of offering price)..............     .32
                                                                        -----
          Offering price to public...................................   $7.95
                                                                        =====
          CLASS B
          Net asset value, offering price and redemption
          price per Class B share*...................................   $7.64
                                                                        =====
          CLASS C
          Net asset value, offering price and redemption
          price per Class C share*...................................   $7.64
                                                                        =====
          CLASS Z
          Net asset value, redemption price and offering
          price per Class Z share**..................................   $7.63
                                                                        =====

----------

* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

** Class Z shares did not exist on December 31, 1996. Reduction and Waiver of Initial Sales Charges--Class A Shares

      REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan in the Prospectus.

      An eligible group of related Fund investors includes any combination of the following:

      (a)   an individual;

      (b)   the individual's spouse, their children and their parents;

      (c)   the individual's and spouse's Individual Retirement Account (IRA);

      (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

      (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

      (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

      (g) one or more employee benefit plans of a company controlled by an individual.

      In addition, an eligible group of related Fund investors may include a employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

      RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Net Asset Value" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

      LETTER OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).


      For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.


      A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirment and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.


      The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES.

      The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                     REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be      A copy of the Social Security
considered disabled if he or she is    Administration award letter or a letter
unable to engage in any substantial    from a physician on the physician's
gainful activity by reason of any      letterhead stating that the shareholder
medically determinable physical or     (or, in the case of a trust, the grantor)
mental impairment which can be         is permanently disabled. The letter must
expected to result in death or to      also indicate the date of disability.
be of long-continued and indefinite
duration.

Distribution from an IRA or 403(b)     A copy of the distribution form from the
Custodial Account                      custodial firm indicating (i) the date of
                                       birth of the shareholder and (ii) that
                                       the shareholder is over age 591 @2 and is taking a normal distribution--signed by the shareholder.

Distribution from Retirement Plan      A letter signed by the plan
                                       administrator/trustee indicating the
                                       reason for the distribution.

Excess Contributions                   A letter from the shareholder (for an
                                       IRA) or the plan administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

             The Transfer Agent reserves the right to request such
                additional documents as it may deem appropriate.

                         SHAREHOLDER INVESTMENT ACCOUNT

      Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

      For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value on the record date. An investor may direct the Transfer Agent in writing not less than five (5) full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

      The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

      It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

      CLASS A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares, of the Prudential Mutual Funds participating in the Class A Exchange Privilege.

      The following money market funds participate in the Class A Exchange
Privilege:

          Prudential California Municipal Fund
           (California Money Market Series)

          Prudential Government Securities Trust
           (Money Market Series)
           (U.S. Treasury Money Market Series)

          Prudential Municipal Series Fund
           (Connecticut Money Market Series)
           (Massachusetts Money Market Series)
           (New Jersey Money Market Series)
           (New York Money Market Series)


          Prudential MoneyMart Assets, Inc.

          Prudential Tax-Free Money Fund, Inc.

      CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC may be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after of the initial purchase, rather than the date of the exchange.

      Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

      At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively of other funds without being subject to any CDSC.

      CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

      Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower that it would be if a constant number of shares were bought at set intervals.

      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

         PERIOD OF
         MONTHLY INVESTMENTS:    $100,000  $150,000  $200,000  $250,000
         --------------------    --------  --------  --------  --------
         25 Years............    $  110    $  165    $  220    $  275
         20 Years............       176       264       352       440
         15 Years............       296       444       592       740
         10 Years............       555       833     1,110     1,388
          5 Years............     1,371     2,057     2,742     3,428

         See  "Automatic Savings Accumulation Plan."

----------
      (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.

      (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

      Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

      Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

      A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

      In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions."

      Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

      Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS.

      INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

            CONTRIBUTIONS           PERSONAL
            MADE OVER:              SAVINGS                     IRA
            -------------           --------                  --------
            10 years                $ 26,165                  $ 31,291
            15 years                  44,675                    58,649
            20 years                  68,109                    98,846
            25 years                  97,780                   157,909
            30 years                 135,346                   244,692

----------
      (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

      From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce the minimum initial investment requirements in connection with such a program.


      The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

      The net asset value per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. Net asset value is calculated separately for each class. The Fund computes its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except days on which no orders to purchase, sell or redeem Fund shares have been received or on days on which changes in the value of the Fund's portfolio investments do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of the Fund's portfolio will be determined as follows:

      Government securities for which quotations are available will be based on the prices provided by independent pricing services. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Other portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the average of the quoted bid and asked prices provided by an independent pricing service or by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Quotations of foreign securities in a foreign currency will be converted to U.S. dollar equivalents at the spot currency value. Forward currency exchange contracts will be valued at the current cost of covering or offsetting the contract. Options will be valued at their last sale price as of the close of options trading on the applicable exchanges. If there is no sale on the applicable options exchange on a given day, options will be valued at the average of the quoted bid and asked prices as of the close of the applicable exchange. The Fund may engage pricing services to obtain such prices. Over-the -counter options will be valued at the average of the bid and asked prices provided by principal market makers. Options will be valued at market value or fair value if no market exists. Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges. Short-term instruments which mature in 60 days or less are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, unless the Fund's Manager determines that such valuation does not represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities or other assets for which reliable market quotations are not readily available are valued by the Manager in good faith at fair market value in accordance with procedures adopted by the Board of Directors on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager to materially affect the value of the security.

      Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class Cshares are subject. The net asset value of Class Z shares will generally be higher than the net asset value of Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the net asset value of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                             PERFORMANCE INFORMATION

      AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

      Average annual total return is computed according to the following formula:

                             P(1+T)^n = ERV

      Where: P   = a hypothetical initial payment of $1,000.
             T   = average annual total return.
             n   = number of years.
             ERV = ending redeemable value at the end of the one, five or ten year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the one, five or ten year periods.

      Average annual total return does not take into account any federal or state income taxes that may be payable upon redemption.

      The average annual total returns for Class A shares for the one, five year and since inception (July 31, 1987) periods ended December 31, 1996 were 9.46%, 8.86% and 9.04%, respectively. The average annual total returns for the Class B and Class C shares for the period since inception (January 15, 1996) through December 31, 1996 were 7.86% and 11.86%, respectively. No Class Z shares were outstanding during this period. The Fund was a closed-end investment company prior to January 15, 1996.

      AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

      Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV-P
                                    -----
                                      P

      Where: P   = a hypothetical initial payment of $1,000.
             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof) at the end of the one, five or ten year periods.

      Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.

      The Fund's aggregate total returns for Class A shares for the one, five year and since inception periods ended December 31, 1996 were 14.02%, 59.28% and 136.67%, respectively. The aggregate total return for the Class B and Class C shares for the period since inception (January 15, 1996) through December 31, 1996 was 12.86% and 12.86%, respectively. The Fund was a closed-end investment company prior to January 15, 1996.

      YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:


                       YIELD = 2[(((a - b)/cd)+1))^6-1]

      Where: a = dividends and interest earned during the period.
             b = expenses accrued for the period (net of reimbursements).
             c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
             d = the maximum offering price per share on the last day of the period.

      Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

      The 30-day yields for the 30 days ended December 31, 1996, were 5.09%, 4.69% and 4.67% for the Class A, Class B and Class C shares, respectively.

      From time to time, the performance of the fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

                         PERFORMANCE
                         COMPARISON OF DIFFERENT
                         TYPES OF INVESTMENTS
                         OVER THE LONG TERM
                         (1/1926 - 12/1994)

   [The following table was depicted as a bar graph in the printed material]

                 Common Stock     10.2%

                 Lont-Term
                 Govt. Bonds       4.8%

                 Inflation         3.1%

      (1) Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation--1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

      GENERAL. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income, including, but not limited to, gains from options and futures on such securities or foreign currencies; (b) derive less than 30% of its gross income from gains (without reduction for losses) from the sale or other disposition of securities or options thereon held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (d) distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e. the excess of net short-term capital gains over net long-term capital losses) in each year.

      The Fund declares dividends at least quarterly in an amount based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividend may also include projected net investment income. Such dividends will be payable in additional shares of the Fund unless otherwise requested by the shareholder.

      Net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. The Fund had a capital loss carryforward for federal income tax purposes at December 31, 1995 of approximately $3,166,900 which will expire in 2002.

      Distributions, if any, will be paid in additional Fund shares based on the net asset value unless the shareholder elects in writing not less than 5 full business days prior to the record date to receive such distributions in cash.

      The per share dividends on Class B and Class C shares typically will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

      Distributions of net investment income, net currency gains and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her Fund shares. However, if a shareholder holds shares in the Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent of any distribution on the shares which was treated as long-term capital gain. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year. Shareholders will be notified annually by the Fund as to the federal tax status of dividends and distributions made by the Fund. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year. Distributions may be subject to additional state and local taxes. See "Taxes, Dividends and Distributions" in the Prospectus.

      Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain, as was the case prior to 1987. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any taxable ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her shares.

      Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

      A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

      Distributions of net investment income made to a nonresident alien individual fiduciary of a foreign estate or trust or foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder, and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Fund held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

      If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election shareholders will be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and
(iii) either deduct their pro rata share of foreign taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

      Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

      LISTED OPTIONS AND FUTURES. Exchange-traded futures contracts, listed options on futures contracts and listed options on U.S. Government securities constitute "Section 1256 contracts" under the Internal Revenue Code. Section 1256 contracts are required to be "marked-to-market" at the end of the Fund's tax year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, sixty percent of any gain or loss recognized as a result of such "deemed sales" will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss.

      BACKUP WITHHOLDING. With limited exceptions, the Fund is required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certification or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts withheld may be credited against a shareholder's federal income tax liability.

      OTHER TAXATION. Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                   CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING
                        AGENT AND INDEPENDENT ACCOUNTANTS

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

      Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal period ended December 31, 1996, the Fund incurred fees of approximately $248,000 for the services of PMFS.

      Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Portfolio of Investments as of      THE GLOBAL GOVERNMENT PLUS
December 31, 1996                   FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)             Description           US$ Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--89.7%
------------------------------------------------------------
Australia--6.6%
 A$     4,700     New South Wales Treasury
                    Corporation,
                    6.50%, 5/1/06                   $  3,444,626
        6,500     Queensland Treasury Corporation,
                    6.50%, 6/14/05                     4,820,648
                                                    ------------
                                                       8,265,274
------------------------------------------------------------
Canada--8.7%
 C$     5,000     British Columbia Provincial
                    Bond,
                    7.75%, 6/16/03                     3,957,923
                  Canadian Government Bonds,
        5,200(a)  9.00%, 12/1/04                       4,449,180
        2,800(a)  9.00%, 6/1/25, Ser. A-76             2,514,140
                                                    ------------
                                                      10,921,243
------------------------------------------------------------
Czech Republic--1.3%
 CZK   25,000     International Finance
                    Corporation,
                    10.50%, 11/30/98                     912,419
       20,000     Skoda Finance,
                    11.625%, 2/9/98                      732,504
                                                    ------------
                                                       1,644,923
------------------------------------------------------------
Denmark--6.4%
                  Danish Government Bonds,
 DKr   16,000(a)  7.00%, 12/15/04                      2,827,549
       28,250     8.00%, 3/15/06                       5,257,617
                                                    ------------
                                                       8,085,166
------------------------------------------------------------
France--1.7%
FF     10,000     National Bank of Hungary,
                    8.00%, 11/12/99                    2,093,559
------------------------------------------------------------
Germany--11.4%
                  German Government Bonds,
  DM   10,000(a)  6.75%, 4/22/03                    $  6,975,689
        5,300(a)  7.375%, 1/3/05                       3,807,066
        2,500(a)  6.25%, 1/4/24                        1,534,846
        3,000     Republic of Colombia,
                    7.25%, 12/21/00                    2,044,084
                                                    ------------
                                                      14,361,685
------------------------------------------------------------
Italy--4.9%
Lira 2,500,000    Bayerische Landesanstalt Bank,
                    10.625%, 5/12/00                   1,829,168
    6,250,000     Italian Government Bond,
                    7.4375%, 8/1/99                    4,295,873
                                                    ------------
                                                       6,125,041
------------------------------------------------------------
Netherlands--6.0%
                  Dutch Government Bonds,
  NLG  10,000(a)  7.00%, 6/15/05                       6,303,443
        2,000(a)  7.50%, 1/15/23                       1,303,444
                                                    ------------
                                                       7,606,887
------------------------------------------------------------
New Zealand--2.1%
 NZ$    3,700     New Zealand Government Bond,
                    8.00%, 2/15/01                     2,703,071
------------------------------------------------------------
Poland--0.6%
 PLZ    1,250     General Electric Capital
                    Corporation,
                    18.25%, 2/27/98                      427,329
        1,000     Government of Poland,
                    16.00%, 10/12/98                     327,985
                                                    ------------
                                                         755,314

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of      THE GLOBAL GOVERNMENT PLUS
December 31, 1996                   FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)             Description           US$ Value (Note 1)
------------------------------------------------------------
Spain--4.3%
                  Spanish Government Bonds,
Pts   200,000     10.30%, 6/15/02                   $  1,823,936
      425,000(a)  8.20%, 2/28/09                       3,577,143
                                                    ------------
                                                       5,401,079
------------------------------------------------------------
United Kingdom--7.2%
 BP     1,500     Guaranteed Export Finance
                    Corporation,
                    7.25%, 12/15/98                    2,572,712
                  United Kingdom Treasury Bonds,
        1,850     7.75%, 9/8/06                        3,211,594
        1,700     8.75%, 8/25/17                       3,226,597
                                                    ------------
                                                       9,010,903
------------------------------------------------------------
United States--28.5%
Corporate Bonds--6.1%
 US$    1,250     Banco Nacional de Commercio
                    Exterior, SNC (Mexico),
                    7.50%, 7/1/00                      1,216,250
        3,100     Empresas La Moderna SA,
                    (Mexico),
                    11.375%, 1/25/99                   3,255,000
        2,550     Financiera Energetica Nacional
                    (Colombia),
                    9.00%, 11/8/99                     2,660,925
          500     Petroleas Mexicano (Mexico),
                    6.50%, 3/8/99, FRN                   489,062
                                                    ------------
                                                       7,621,237
                                                    ------------
Sovereign Bonds--7.6%
          980     Republic of Argentina,
                    6.625%, 3/31/05, Ser. L, FRN         852,600
        1,820     Republic of Brazil,
                    6.6875%, 1/1/01, IDU, FRN          1,763,125
                  Republic of Poland,
 US$    1,000     4.00%, 10/27/14                   $    842,500
                  Discount Note,
        3,500     6.50%, 10/27/24, FRN                 3,399,375
          750     Rio de Janeiro Municipality
                    (Brazil)
                    10.375%, 7/12/99                     774,375
        2,000     United Mexican States,
                    7.5625%, 8/6/01, FRN               2,004,800
                                                    ------------
                                                       9,636,775
                                                    ------------
Supranational Bond--3.3%
        4,100     Corporacion Andina de Formento,
                    7.375%, 7/21/00                    4,171,750
                                                    ------------
U.S. Government Obligation--11.5%
       13,250(a)  United States Treasury Note,
                    7.875%, 11/15/04                  14,459,062
                                                    ------------
                                                      35,888,824
                                                    ------------
                  Total long-term investments
                    (cost US$105,422,950)            112,862,969
                                                    ------------
SHORT-TERM INVESTMENTS--8.7%
------------------------------------------------------------
Czech Republic--0.3%
 CZK   10,000     ING Bank, Euro Commercial Paper,
                    12.25%(b), 2/20/97                   360,138
------------------------------------------------------------
Indonesia--0.3%
INR 1,000,000     Bank Tabungan Negara,
                    13.45%(b), 11/7/97                   378,949

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

THE GLOBAL GOVERNMENT PLUS FUND, INC.
Portfolio of Investments as of December 31, 1996
------------------------------------------------------------

Principal
Amount
(000)             Description           US$ Value (Note 1)
 ------------------------------------------------------------
Poland--0.7%
                  Polish Treasury Bills,
 PLZ    1,000     19.00%(b), 1/22/97                $    345,386
        1,000     19.00%(b), 1/29/97                     344,076
          750     19.00%(b), 2/5/97                      257,191
                                                    ------------
                                                         946,653
------------------------------------------------------------
Spain--1.5%
Pts   230,000     Republic of Argentina,
                    12.80%, 12/9/97                    1,828,622
------------------------------------------------------------
Repurchase Agreement--5.9%
 US$    7,394     Joint Repurchase Agreement
                    Account,
                    6.61%, 1/02/97 (Note 5)            7,394,000
                                                    ------------
                  Total short-term investments
                    (cost US$10,994,689)              10,908,362
                                                    ------------
------------------------------------------------------------
Total Investments--98.4%
                  (cost $116,417,639; Note 4)        123,771,331
                  Other assets in excess of
                    liabilities--1.6%                  1,952,674
                                                    ------------
                  Net Assets--100%                  $125,724,005
                                                    ------------
                                                    ------------

---------------
Portfolio securities are classified according to the security's currency denomination.
(a) Principal amount segregated as collateral for forward currency contracts.
(b) Percentages quoted represent yields to maturity as of purchase date.
(c) Rate shown reflects current rate of variable rate instrument.
FRB--Floating Rate Bond.
FRN--Floating Rate Note.
IDU--Interest Due and Unpaid.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities        THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------

ASSETS                                                                                                      December 31, 1996
Investments, at value (cost $116,417,639)...............................................................        $ 123,771,331
Foreign currency, at value (cost $551,723)..............................................................              547,877
Interest receivable.....................................................................................            3,083,854
Receivable for investments sold.........................................................................              644,220
Forward curreny contracts - amount receivable from counterparties.......................................              240,954
Receivable for Fund shares sold.........................................................................               19,163
Other assets............................................................................................                4,750
                                                                                                              -----------------
   Total assets.........................................................................................          128,312,149
                                                                                                              -----------------
LIABILITIES
Bank overdraft..........................................................................................            1,859,069
Accrued expenses and other liabilities..................................................................              329,005
Payable for Fund shares reacquired......................................................................              233,045
Management fee payable..................................................................................               83,808
Forward currency contracts - amount payable to counterparties...........................................               66,157
Distribution fee payable................................................................................               17,060
                                                                                                              -----------------
   Total liabilities....................................................................................            2,588,144
                                                                                                              -----------------
NET ASSETS..............................................................................................        $ 125,724,005
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     164,794
   Paid-in capital in excess of par.....................................................................          120,060,067
                                                                                                              -----------------
                                                                                                                  120,224,861
   Undistributed net investment income..................................................................            1,471,527
   Accumulated net realized loss on investments.........................................................           (3,463,805)
   Net unrealized appreciation on investments and foreign currencies....................................            7,491,422
                                                                                                              -----------------
Net assets, December 31, 1996...........................................................................        $ 125,724,005
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($125,636,694 / 16,468,002 shares of common stock issued and outstanding).........................                  $7.63
   Maximum sales charge (4.0% of offering price)........................................................                  .32
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $7.95
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($74,696 / 9,782 shares of common stock issued and outstanding)...................................                $7.64
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($12,615 / 1,652 shares of common stock issued and outstanding)...................................                $7.64
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

THE GLOBAL GOVERNMENT PLUS FUND, INC.
STATEMENT OF OPERATIONS
------------------------------------------------------------
------------------------------------------------------------

                                                     Year
                                                     Ended
NET INVESTMENT INCOME                          December 31, 1996
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $53,523)..............................      $14,329,185
                                               -----------------
Expenses
   Management fee...........................        1,354,632
   Distribution fee--Class A................          260,520
   Distribution fee--Class B................              165
   Distribution fee--Class C................               59
   Transfer agent's fees and expenses.......          274,000
   Reports to shareholders..................          240,000
   Custodian's fees and expenses............          205,000
   Registration fees........................          147,000
   Directors' fees..........................           79,000
   Audit fees and expenses..................           62,000
   Legal fees and expenses..................           25,000
   Insurance expense........................           20,000
   Miscellaneous............................            6,737
                                               -----------------
      Total expenses........................        2,674,113
                                               -----------------
Net investment income.......................       11,655,072
                                               -----------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain on:
   Investment transactions..................       10,762,074
   Foreign currency transactions............        6,849,155
                                               -----------------
                                                   17,611,229
                                               -----------------
Net change in unrealized appreciation on:
   Investments..............................      (10,144,774)
   Foreign currencies.......................          851,788
                                               -----------------
                                                   (9,292,986)
                                               -----------------
Net gain on investments and foreign
   currencies...............................        8,318,243
                                               -----------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS...................      $19,973,315
                                               -----------------
                                               -----------------

THE GLOBAL GOVERNMENT PLUS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------
------------------------------------------------------------

INCREASE (DECREASE)                   Year Ended December 31,
IN NET ASSETS                        1996                 1995
Operations
   Net investment income.....      $11,655,072        $  21,840,656
   Net realized gain on
      investment and foreign
      currency
      transactions...........       17,611,229           28,051,264
   Net change in unrealized
      appreciation on
      investments and foreign
      currency
      transactions...........       (9,292,986)          23,236,542
                               -----------------    -----------------
   Net increase in net assets
      resulting from
      operations.............       19,973,315           73,128,462
                               -----------------    -----------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A................      (14,407,707)         (21,840,656)
      Class B................           (1,274)                  --
      Class C................             (459)                  --
                               -----------------    -----------------
                                   (14,409,440)         (21,840,656)
                               -----------------    -----------------
   Distributions in excess of
      net investment income
      Class A................       (6,550,634)          (9,652,194)
      Class B................           (4,741)                  --
      Class C................             (747)                  --
                               -----------------    -----------------
                                    (6,556,122)          (9,652,194)
                               -----------------    -----------------
Fund share transactions
   Net proceeds from shares
      sold...................       25,036,772                   --
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........        3,183,726                   --
   Cost of shares
      reacquired.............     (251,843,155)(a)               --
                               -----------------    -----------------
   Net decrease in net assets
      from Fund share
      transactions...........     (223,622,657)                  --
                               -----------------    -----------------
Total increase (decrease)....     (224,614,904)          41,635,612
NET ASSETS
Beginning of year............      350,338,909          308,703,297
                               -----------------    -----------------
End of year..................    $ 125,724,005        $ 350,338,909
                               -----------------    -----------------
                               -----------------    -----------------

---------------
(a) Net of $4,291,995 redemption fee retained by the the Fund.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements              THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------
The Global Government Plus Fund, Inc. (the ``Fund'') was organized in Maryland on April 20, 1987, as a closed-end, non-diversified management investment company. Investment operations commenced on July 31, 1987. On December 6, 1995 shareholders approved the conversion of the Fund to an open-end Fund. Effective January 15, 1996, the Fund began operating as an open-end Fund.
The Fund's investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in debt securities issued or guaranteed by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities in the United States and in other countries and denominated in the currencies of such countries. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition, the Fund is permitted to invest up to 10% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or in unrated securities of equivalent quality. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Forward currency contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequecy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
Net realized gains on foreign currency transactions represent net foreign exchange gains from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, U.S. and foreign taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets (excluding investments) and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
--------------------------------------------------------------------------------

Notes to Financial Statements              THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
FORWARD CURRENCY CONTRACTS: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
SECURITY TRANSACTIONS AND NET INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
DIVIDENDS AND DISTRIBUTIONS: Dividends are declared quarterly. Distributions of long-term capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.
RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and increase accumulated net realized losses on investments by $8,027,649 for foreign currency gains realized and recognized during the year ended December 31, 1996. Net investment income, net realized gains and net assets were not affected by this change.
TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
NOTE 2. AGREEMENTS
The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Effective January 15, 1996, the management fee paid PMF is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets. Prior thereto, the management fee was computed on the Fund's average weekly net assets. Amendments to the management and subadvisory agreements to reflect the provision by PMF and PIC of certain services necessary for the operation of the Fund as an open-end investment company were approved by shareholders of the Fund on December 6, 1995.
Effective January 15, 1996, the Fund began operations as an open-end fund and entered into a distribution agreement with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B, and Class C shares, pursuant to a plan of distribution, (the ``Class A, B and C Plan'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plan, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares
--------------------------------------------------------------------------------

Notes to Financial Statements              THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------
respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period January 15, 1996 through December 31, 1996.
PSI has advised the Fund that it has received approximately $13,600 in front-end sales charges resulting from sales of Class A shares during the period January 15, 1996 through December 31, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to sales-persons and incurred other distribution costs.
A redemption fee, paid to the Fund, of 2% was imposed on redemptions of shares acquired prior to the conversion during the first six months after the conversion (through July 12, 1996). The aggregate amount of the fee was $4,291,995.
PSI, PMF, and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (``Prudential'').
The Fund, along with other affiliated registered investment companies (the ``Funds''), entered into a credit agreement (the ``Agreement'') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES
Effective January 15, 1996, Prudential Mutual Fund Services LLC (``PMFS''), a wholly-owned subsidiary of PMF, began serving as the Fund's transfer agent. During the period January 15, 1996 through December 31, 1996, the Fund incurred fees of approximately $212,000 for the services of PMFS. As of December 31, 1996 approximately $18,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996 aggregated $60,487,316 and $258,591,222, respectively.
At December 31, 1996, the Fund had outstanding forward currency contracts to sell foreign currencies, as follows:

                       Value at
 Foreign Currency   Settlement Date    Current     Appreciation
Purchase Contracts      Payable         Value     (Depreciation)
------------------- ---------------  -----------  ---------------
British Pounds,
  expiring
  1/29/97..........   $ 1,487,578    $ 1,519,406     $  31,828
Netherlands
  Guilders,
  expiring
  1/29/97..........     1,942,290      1,954,218        11,928
                    ---------------  -----------  ---------------
                      $ 3,429,868    $ 3,473,624     $  43,756
                    ---------------  -----------  ---------------
                    ---------------  -----------  ---------------

                       Value at
 Foreign Currency   Settlement Date    Current     Appreciation
  Sale Contracts      Receivable        Value     (Depreciation)
------------------- ---------------  -----------  ---------------
Australian Dollars,
  expiring
  1/29/97..........   $   980,172    $   981,578     $  (1,406)
French Francs,
  expiring
  3/17/97..........     5,870,613      5,794,268        76,345
German Deut-
  schemarks,
  expiring
  1/29/97..........     6,976,029      7,010,069       (34,040)
Japanese Yen,
  expiring
  1/29/97..........     3,365,810      3,294,652        71,158
Netherlands
  Guilders,
  expiring
  1/29/97..........    20,341,039     20,371,750       (30,711)
Swiss Francs,
  expiring
  1/29/97..........     5,351,690      5,301,995        49,695
                    ---------------  -----------  ---------------
                      $42,885,353    $42,754,312     $ 131,041
                    ---------------  -----------  ---------------
                    ---------------  -----------  ---------------

The United States federal income tax basis of the Fund's investments at December 31, 1996 was $116,485,512 and, accordingly, net unrealized appreciation for United States federal income tax purposes was $7,285,819 (gross unrealized appreciation--$8,035,393; gross unrealized depreciation--$749,574).
For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 1996 of approximately $3,166,900 which will expire in 2002. Such carryforward is after utilization of $9,464,400 to offset the Fund's net taxable gains recognized in the year ended December 31, 1996. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS              THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1996, the Fund had a .68% undivided interest in the joint account. The undivided interest for the Fund represented $7,394,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co., Inc., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest was $349,151,276.
Goldman, Sachs & Co., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,820,889.
J.P. Morgan Securities, Inc., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,822,540.
Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest was $69,375,117.
------------------------------------------------------------
NOTE 6. CAPITAL
On December 6, 1995, the existing shareholders approved the conversion of the Fund to an open-end investment company which offers three classes of shares. Offering of Class A (the existing shares prior to open-ending), Class B and Class C shares commenced on January 15, 1996. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Beginning approximately March 21, 1997, the Fund will offer Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, consisting of 500 million shares of each class. As of December 31, 1996 Prudential owned 11,000 Class A shares.
Transactions in shares of common stock for the period January 15, 1996 through December 31, 1996 were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Shares sold......................     3,220,486    $  24,951,678
Shares issued in reinvestment of
  dividends and distributions....       414,016        3,178,814
Shares reacquired................   (32,809,008)    (251,843,149)(a)
                                    -----------    -------------
Net decrease in shares
  outstanding....................   (29,174,506)   $(223,712,657)
                                    -----------    -------------
                                    -----------    -------------
Class B
---------------------------------
Shares sold......................         9,299    $      73,644
Shares issued in reinvestment of
  dividends and distributions....           484            3,719
Shares reacquired................            (1)              (6)
                                    -----------    -------------
Net increase in shares
  outstanding....................         9,782    $      77,357
                                    -----------    -------------
                                    -----------    -------------
Class C
---------------------------------
Shares sold......................         1,497    $      11,450
Shares issued in reinvestment of
  dividends and distributions....           155            1,193
                                    -----------    -------------
Net increase in shares
  outstanding....................         1,652    $      12,643
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Net of $4,291,995 redemption fee retained by the Fund.
--------------------------------------------------------------------------------

Financial Highlights                       THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                                  Class B
                                                                        Class A(d)                              ------------
                                               ------------------------------------------------------------     January 15,
                                                                                                                  1996(c)
                                                                 Year Ended December 31,                          Through
                                               ------------------------------------------------------------     December 31,
                                                 1996         1995         1994         1993         1992           1996
                                               --------     --------     --------     --------     --------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $   7.68     $   6.76     $   7.84     $   7.38     $   8.28       $   7.72
                                               --------     --------     --------     --------     --------     ------------
Net investment income......................         .56          .48          .45          .55          .67            .52
Net realized and unrealized gain (loss) on
   investments and foreign currencies......         .28         1.13         (.97)         .74         (.70)           .25
                                               --------     --------     --------     --------     --------     ------------
   Total from investment operations........         .84         1.61         (.52)        1.29         (.03)           .77
                                               --------     --------     --------     --------     --------     ------------
Dividends from net investment income.......        (.67)        (.48)        (.23)        (.23)        (.67)          (.63)
Distributions from net realized capital
   gains...................................       --           --            (.10)        (.54)        (.20)        --
Distributions in excess of net investment
   income..................................        (.40)        (.21)       --           --           --              (.40)
Distributions in excess of net capital
   gains...................................       --           --           --            (.06)       --            --
Tax return of capital distributions........       --           --            (.23)       --           --            --
                                               --------     --------     --------     --------     --------     ------------
   Total dividends and distributions.......       (1.07)        (.69)        (.56)        (.83)        (.87)         (1.03)
                                               --------     --------     --------     --------     --------     ------------
Redemption fee retained by Fund(f).........         .18        --           --           --           --               .18
                                               --------     --------     --------     --------     --------     ------------
Net asset value, end of period.............    $   7.63     $   7.68     $   6.76     $   7.84     $   7.38       $   7.64
                                               --------     --------     --------     --------     --------     ------------
                                               --------     --------     --------     --------     --------     ------------
Per share market price, end of year........         N/A     $  7.375     $  5.625     $   7.00     $   7.00            N/A
                                                            --------     --------     --------     --------
                                                            --------     --------     --------     --------
TOTAL INVESTMENT RETURN BASED ON(a):
   Market price............................         N/A        44.39%      (12.04)%      11.57%        1.25%           N/A
   Net asset value.........................       14.02%       25.14%       (5.62)%      18.38%       (0.08)%        12.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $125,637     $350,339     $308,703     $357,783     $336,780            $75
Average net assets (000)...................    $180,588     $342,741     $331,421     $361,374     $364,037            $23
Ratios to average net assets:
   Expenses, including distribution fees...        1.48%(e)     1.05%        1.11%        1.07%        1.15%          2.09%(b)
   Expenses, excluding distribution fees...        1.34%(e)     1.05%        1.11%        1.07%        1.15%          1.34%(b)
   Net investment income...................        6.45%(e)     6.37%        6.21%        6.93%        8.36%          5.85%(b)
Portfolio turnover rate....................          38%         203%         526%         441%         346%            38%
                                               Class C
                                             ------------
                                             January 15,
                                               1996(c)
                                               Through
                                             December 31,
                                                 1996
                                             ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $   7.72
                                             ------------
Net investment income......................         .52
Net realized and unrealized gain (loss) on
   investments and foreign currencies......         .25
                                             ------------
   Total from investment operations........         .77
                                             ------------
Dividends from net investment income.......        (.63)
Distributions from net realized capital
   gains...................................      --
Distributions in excess of net investment
   income..................................        (.40)
Distributions in excess of net capital
   gains...................................      --
Tax return of capital distributions........      --
                                             ------------
   Total dividends and distributions.......       (1.03)
                                             ------------
Redemption fee retained by Fund(f).........         .18
                                             ------------
Net asset value, end of period.............    $   7.64
                                             ------------
                                             ------------
Per share market price, end of year........         N/A

TOTAL INVESTMENT RETURN BASED ON(a):
   Market price............................         N/A
   Net asset value.........................       12.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............         $13
Average net assets (000)...................          $8
Ratios to average net assets:
   Expenses, including distribution fees...        2.09%(b)
   Expenses, excluding distribution fees...        1.34%(b)
   Net investment income...................        5.85%(b)
Portfolio turnover rate....................          38%

---------------
(a) Total investment return based on net asset value is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total return for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B and Class C shares.
(d) Prior to January 15, 1996 the Fund operated as a closed-end, non-diversified management investment company.
(e) Because of the event referred to in (d) and the timing of such, the ratios for the Class A shares are not necessarily comparable to those of prior periods.
(f) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS          THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of The Global Government Plus Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Global Government Plus Fund, Inc. (the ``Fund'') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 26, 1997

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

      The following terms are used in mutual fund investing.

ASSET ALLOCATION

      Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

      Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

      Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

      Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

      Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

      This chart shows the long-term performance of various asset classes and the rate of inflation.

   [The following table was depicted as a line graph in the printed material]

                               [GRAPHIC OMITTED]

Value of $1.00 invested on 1/1/26 through 12/31/96:

     -    Small Stocks $4,495.99
     -    Common Stocks $1,370.95
     -    Long-Term Bonds $33.73
     -    Treasury Bills $13.54
     -    Inflation $8.87

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not intended to represent the past, present or future performance of the Fund.


Generally, stock returns are due to capital appreciation and reinvesting distributions. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

      All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            Historical Total Returns of Different Bond Market Sectors


--------------------------------------------------------------------------------------------
                             '87    '88    '89    '90      '91    '92    '93    '94    '95
--------------------------------------------------------------------------------------------
U.S. Government
Treasury
Bonds(1)                     2.0%   7.0%  14.4%   8.5 %   15.3%   7.2%  10.7%  (3.4)%  18.4%
--------------------------------------------------------------------------------------------
U.S. Government
Mortgage
Securities(2)                4.3%   8.7%  15.4%   10.7%   15.7%   7.0%   6.8%  (1.6)%  16.8%
--------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate
Bonds(3)                     2.6%   9.2%  14.1%   7.1 %   18.5%   8.7%  12.2%  (3.9)%  22.3%
--------------------------------------------------------------------------------------------
U.S.
High Yield
Corporate
Bonds(4)                     5.0%  12.5%  0.8 %   (9.6)%  46.2%  15.8%  17.1%  (1.0)%  19.2%
--------------------------------------------------------------------------------------------
World
Government
Bonds(5)                    35.2%   2.3%  (3.4)%  15.3%   16.2%   4.8%  15.1%   6.0%   19.6%
============================================================================================
Difference between highest
and lowest return percent   33.2   10.2   18.8    24.9    30.9   11.0   10.3    9.9     5.5
--------------------------------------------------------------------------------------------


(1) Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

      This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

   [The following table was depicted as a line graph in the printed material]

                               [GRAPHIC OMITTED]

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926- 1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.


      The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stock (S&P
500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.

   [The following table was depicted as a line graph in the printed material]

                               [GRAPHIC OMITTED]

* Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

              APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

      Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

      The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

      INSURANCE. Prudential has been engaged in the insurance business since 1875. It ensures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

      MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

      REAL ESTATE. Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

      HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

      FINANCIAL SERVICES. Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

      Prudential Mutual Fund Management is one of the fifteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

      The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

----------
(1) Prudential Investments, a unit of PIC, serves as the Subadviser to substantially all of the Prudential Mutual funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

(2)   As of December 31, 1994


                                     III-1

      From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York times, Barron's and USA Today.

      EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

      HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

      Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

      Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

      Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

      Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

      Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences. Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

      TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

      Based on complex-wire data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

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(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-U.S. accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General US. Government and Mortgage Funds.

(6)   As of December 31, 1994.


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INFORMATION ABOUT PRUDENTIAL SECURITIES

      Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

      Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs receive a grade of A- (compared to an industry average of B+).

      In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investors magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)

      In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

      For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

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(7)   As of December 31, 1994.

(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighing them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.


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